PompeoSCHEDULE 14A
                                 (Rule 14a-101)
        INFORMATION REQUIRED IN PROXY STATEMENT SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
                       the Securities Exchange Act of 1934

Filed by the Registrant    |X|

Filed by a Party other than the Registrant |_|

Check the appropriate box:

|_|  Preliminary Proxy Statement           |_|  Confidential, for Use of the Commission Only
                                                (as permitted by Rule 14a-6(e)(2))
|X|  Definitive Proxy Statement
|_|  Definitive Additional Materials
|_|  Soliciting Material Under Rule 14a-12

                        ANTEON INTERNATIONAL CORPORATION

              (Name of Registrant as Specified In Its Certificate)


    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box): |X| No fee required.

|_| Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
     (1) Title of each class of securities to which transaction applies:
     (2) Aggregate number of securities to which transaction applies:
      3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule ( 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     (4) Proposed maximum aggregate value of transaction:

     (5) Total fee paid:

|_| Fee paid previously with preliminary materials.
|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

                        ANTEON INTERNATIONAL CORPORATION
                         3211 JERMANTOWN ROAD, SUITE 700
                             FAIRFAX, VIRGINIA 22030

April 15, 2003

Dear Fellow Stockholder:

     You are cordially invited to attend the annual meeting of stockholders of Anteon International Corporation (the "Company" or "Anteon") to be held on May 15, 2003 at 10:00 A.M., local time, at the Hilton McLean Tysons Corner, 7920 Jones Branch Drive, McLean, Virginia 22102.

     Matters to be considered and acted upon at the meeting include the election of directors; the approval and adoption of the Amended and Restated Anteon International Corporation Omnibus Stock Plan; and the ratification of the selection of independent auditors. Detailed information concerning these matters is set forth in the attached Notice of Annual Meeting of Stockholders and Proxy Statement.

     Your vote is important. Whether or not you plan to attend the meeting, we encourage you to execute and return your proxy promptly so that we may have as many shares as possible represented at the meeting. Your return of a proxy in advance will not prevent you from voting in person at the meeting, if you so desire.

     Thank you for your continued support and interest in Anteon International Corporation.


                                          Sincerely,


                                          Joseph M. Kampf
                                          President and Chief Executive Officer

                        ANTEON INTERNATIONAL CORPORATION
                         3211 JERMANTOWN ROAD, SUITE 700
                             FAIRFAX, VIRGINIA 22030



                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD ON MAY 15, 2003

     The Annual Meeting of Stockholders (the "Annual Meeting") of Anteon International Corporation (the "Company") will be held at the Hilton McLean Tysons Corner, 7920 Jones Branch Drive, McLean, Virginia 22102 on Thursday, May 15, 2003, at 10:00 A.M., local time, to consider and act upon the following matters:

     1. To elect four Class 1 directors for the ensuing three years.

     2. To approve and adopt the Amended and Restated Anteon International Corporation Omnibus Stock Plan (the "Stock Plan").

     3. To ratify the selection by the Company's Board of Directors of KPMG LLP as the Company's independent auditors for the fiscal year ending December 31, 2003.

     4. To transact such other business as may properly come before the Annual Meeting or any adjournment(s) thereof.

     The Board of Directors has fixed the close of business on March 28, 2003 as the record date for determination of stockholders of the Company entitled to notice of and to vote at the Annual Meeting or any adjournment(s) thereof. The stock transfer books of the Company will remain open following the record date.


                              By Order of the Board of Directors,


                              Curtis L. Schehr,
                              Senior Vice President, General Counsel & Secretary

Fairfax, Virginia
April 15, 2003

IMPORTANT: Even if you plan to attend the meeting, please complete, sign, date, and return promptly the enclosed proxy in the envelope provided to ensure that your vote will be counted. You may vote in person if you so desire, even if you previously have sent in your proxy. Please note that if you execute multiple proxies, the last proxy you execute revokes all previous ones.

If your shares are held in the name of a bank, brokerage firm or other nominee, please sign, date, and return the enclosed voting instruction form or proxy card in the envelope provided or follow any telephone or internet voting instructions that may be enclosed.

                       ANTEON INTERNATIONAL CORPORATION
                         3211 JERMANTOWN ROAD, SUITE 700
                             FAIRFAX, VIRGINIA 22030

               PROXY STATEMENT FOR ANNUAL MEETING OF STOCKHOLDERS

     This Proxy Statement, which is first being mailed to the stockholders of Anteon International Corporation (the "Company") on approximately April 15, 2003, is furnished to you in connection with the solicitation of proxies on behalf of the Board of Directors of the Company for use at the Annual Meeting of Stockholders (the "Annual Meeting"). The Annual Meeting is to be held at the Hilton McLean Tysons Corner, 7920 Jones Branch Drive, McLean, Virginia 22102 on Thursday, May 15, 2003, at 10:00 A.M., local time, or at any subsequent time which may be necessary by any adjournment of the Annual Meeting.

     Proxies in proper form received by the time of the Annual Meeting will be voted as specified. Stockholders may specify their choices by marking the appropriate boxes on the enclosed proxy card. If a proxy card is dated, signed and returned without specifying choices, the shares will be voted in favor of the matters set forth in the accompanying Notice of Annual Meeting. Business transacted at the Annual Meeting is confined to the purposes stated in the Notice of Annual Meeting. If any other matters properly come before the Annual Meeting, the persons named in the accompanying proxy will vote the shares represented by all properly executed proxies on such matters in accordance with their judgment.

VOTING SECURITIES

     The Board of Directors, in accordance with the Amended and Restated Bylaws of the Company (the "Bylaws"), has fixed the close of business on March 28, 2003 as the record date ("Record Date") for determining the stockholders entitled to notice of and to vote at the Annual Meeting or any adjournments thereof. At the close of business on that date, the outstanding number of voting securities of the Company was 34,505,448 shares of Common Stock.

     For each share held as of the Record Date, each holder of Common Stock is entitled to one vote. If you hold your shares through a broker, you should contact your broker to determine the procedure by which you can vote.

     The presence, in person or by proxy, of stockholders entitled to cast at least a majority of the voting power represented by all outstanding shares constitutes a quorum. If a quorum is present at the Annual Meeting, the affirmative vote of a plurality of the votes cast by the stockholders present (in person or by proxy) and entitled to vote at the Annual Meeting is required for the election of each director (Proposal 1) and the affirmative vote of a majority of the voting power present (in person or by proxy) and entitled to vote at the Annual Meeting is required for the approval and adoption of the Amended and Restated Anteon International Corporation Omnibus Stock Plan (the "Stock Plan") (Proposal 2) and the ratification of the selection by the Company's Board of Directors of KPMG LLP ("KPMG") as the Company's independent auditors (Proposal 3).

     Shares which abstain from voting as to a particular matter, and shares held in "street name" by brokers or nominees who indicate on their proxies that they do not have discretionary authority to vote such shares as to a particular matter, will not be counted as votes in favor of such matter, and will also not be counted as shares voting on such matter.

REVOCABILITY OF PROXIES

     A stockholder giving a proxy may revoke it at any time before it is voted by giving the Secretary of the Company a letter revoking the proxy or a duly executed proxy bearing a later date, or by attending the Annual Meeting and voting in person. Attendance at the Annual Meeting or any adjournment thereof will not in and of itself constitute the revocation of a proxy.

HOUSEHOLDING OF PROXY MATERIALS

     Some banks, brokerages and other nominee record holders may be participating in the practice of "householding" proxy statements and annual reports. This means that only one copy of this proxy statement or the Company's annual report may have been sent to multiple stockholders in your household. The Company will promptly deliver a separate copy of either document to you if you call or write the Company at the following address or phone number: Anteon International Corporation, 3211 Jermantown Road, Suite 700, Fairfax, Virginia 22030, phone (703) 246-0200, Attention: Ms. Noreen Centracchio, Senior Vice President, Investor Relations and Corporate Communications. If you want to receive separate copies of the Company's annual report and proxy statement in the future, or if you are receiving multiple copies and would like to receive only one copy for your household, you should contact your bank, broker or other nominee record holder, or you may contact the Company at the above address and phone number.

                                   PROPOSAL 1:

                              ELECTION OF DIRECTORS

     The Company's Amended and Restated Certificate of Incorporation provides that the Board of Directors is classified into three classes (designated as Class 1 directors, Class 2 directors and Class 3 directors), with members of each class holding office for staggered three-year terms. There are currently four Class 1 directors, whose terms expire at the 2003 Annual Meeting, three Class 2 directors, whose terms expire at the 2004 Annual Meeting of Stockholders, and three Class 3 directors, whose terms expire at the 2005 Annual Meeting of Stockholders (in all cases subject to the election and qualification of their successors and to their earlier death, resignation or removal).

     The persons named in the enclosed proxy will vote to elect as Class 1 directors the four nominees named below, all of whom are presently Class 1 directors of the Company, unless authority to vote for the election of any or all of the nominees is withheld by marking the proxy to that effect. All of the nominees have indicated their willingness to serve, if elected, but if any should be unable or unwilling to serve, proxies may be voted for a substitute nominee designated by the Board of Directors. Each Class 1 director will be elected to hold office until the 2006 Annual Meeting of Stockholders (subject to the election and qualification of his successor and to his earlier death, resignation or removal).

NOMINEES FOR THE BOARD OF DIRECTORS

     Set forth below, for each nominee for Class 1 director, are his name, his age as of March 28, 2003, his positions with the Company, if any, his principal occupation and business experience during the past five years, and the year of the commencement of his term as a director of the Company:

Robert A. Ferris

     Robert A. Ferris is 60 years old and has served as a director since April 1996. Mr. Ferris is a Managing Director of Caxton-Iseman Capital, Inc., a private investment firm, and has been employed by Caxton-Iseman Capital, Inc. since March 1998. From 1981 to February 1998, Mr. Ferris was a General Partner of Sequoia Associates (a private investment firm headquartered in Menlo Park, California). Prior to founding Sequoia Associates, Mr. Ferris was a Vice President of Arcata Corporation, a New York Stock Exchange-listed company. Mr. Ferris currently is a director of Buffets, Inc.

Dr. William J. Perry

     Dr. William J. Perry is 75 years old and has served as a director since February 2002. He is currently the Michael and Barbara Berberian Professor at Stanford University with a joint appointment in the School of Engineering and the Institute for International Studies and Co-director of the Preventive Defense Project. In a prior term at Stanford (1988-1993), Dr. Perry was Co-director of the Center for International Security and Arms Control. Dr. Perry was the 19th Secretary of Defense for the United States, serving from February 1994 to January 1997. He previously served as Deputy Secretary of Defense (1993-1994) and as Under Secretary of Defense for Research and Engineering (1977-1981). In the private sector, Dr. Perry has founded and led two technology firms and serves on the board of directors of several high technology companies. He currently serves as Chairman of Global Technology Partners. Dr. Perry has received numerous awards, including the Presidential Medal of Freedom.

General Henry Hugh Shelton, USA (ret.)

     General Hugh Shelton, USA (ret.), is 61 years old and has served as a director since February 2002. During his 37 years of active service in the military, General Shelton commanded at every level, including the 82nd Airborne Division, the XVIII Airborne Corps, as the Joint Task Force 180 Commander leading the Haiti Operation, and as Commander-in-Chief U.S. Special Operations Command. General Shelton became the 14th Chairman of the Joint Chiefs of Staff on October 1, 1997 and served two terms. General Shelton retired in October 2001 as the Chairman of the Joint Chiefs of Staff and the nation's principal military advisor to the President of the United States and the Secretary of Defense. General Shelton is also a director of Anheuser-Busch Companies, Inc.

Thomas J. Tisch

     Thomas J. Tisch is 48 years old and has served as a director since February 2002. Since 1992, Mr. Tisch has served as Managing Partner of Four Partners, an investment partnership focusing on public securities. Prior to 1992, Mr. Tisch worked in a similar capacity in predecessor partnerships. Mr. Tisch is a Trustee of the Manhattan Institute, Mount Sinai-NYU Health System, The Henry Kaufman Campgrounds, Inc. and the Municipal Assistance Corporation for the City of New York. Mr. Tisch is also a director of InfoNXX, Inc., a provider of directory assistance to the wireless industry.

Required Vote

     The election of each of the above nominees for Class 1 director requires the affirmative vote of a plurality of votes cast by the stockholders present (in person or by proxy) and entitled to vote at the Annual Meeting, provided a quorum is present. Abstentions and broker non-votes will not affect the outcome of the elections.

     One of our principal stockholders and the Chairman of the Board of Directors, Frederick J. Iseman, who beneficially owns 13,365,322 (or approximately 38.7% of the outstanding) shares of the Company's Common Stock, has informed the Company that he intends to vote all of such shares in favor of this proposal.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF
                EACH OF THE FOUR DIRECTOR NOMINEES NAMED ABOVE.

INCUMBENT DIRECTORS

     Set forth below, for each incumbent director, are his name, his age as of March 28, 2003, his positions with the Company, his principal occupation and business experience during the past five years and the year of the commencement of his term as a director of the Company:

Incumbent Class 2 Directors

Joseph M. Kampf

     Joseph M. Kampf is 58 years old and has served as our President and Chief Executive Officer and a director since April 1996. From January 1994 to 1996, Mr. Kampf was a Senior Partner of Avenac Corporation, a consulting firm providing advice in change management, strategic planning, corporate finance and mergers and acquisitions to middle market companies. From 1990 through 1993, Mr. Kampf served as Executive Vice President of Vitro Corporation, a wholly owned subsidiary of The Penn Central Corporation. Prior to his position as Executive Vice President of Vitro Corporation, Mr. Kampf served as the Senior Vice President of Vitro Corporation's parent company, Penn Central Federal Systems Company and as Chief Liaison Officer for the group with The Penn Central Corporation. Between 1982 and 1986, Mr. Kampf was Vice President of Adena Corporation, an oil and gas exploration and development company. He is a life member of the Navy League and is also active in the Surface Navy Association, Naval Submarine League and National Defense Industrial Association and currently serves as Chairman of the Professional Services Council. He was a Director of the Armed Forces Communications and Electronics Association and served on the Board of Directors of Atlantic Aerospace and Electronics Corporation.

Steven M. Lefkowitz

     Steven M. Lefkowitz is 38 years old and has served as a director since April 1996. Mr. Lefkowitz is a Managing Director of Caxton-Iseman Capital, Inc. and has been employed by Caxton-Iseman Capital, Inc. since 1993. From 1988 to 1993, Mr. Lefkowitz was employed by Mancuso & Company (a private investment firm) and served in several positions including Vice President and as a Partner of Mancuso Equity Partners. Mr. Lefkowitz is a director of Buffets, Inc. and Vitality Beverages, Inc.

Dr. Paul G. Kaminski

     Dr. Paul Kaminski is 60 years old and has served as a director since June 1997. Dr. Kaminski has served as Chairman and Chief Executive Officer of Technovation, Inc. since 1997 and as a Senior Partner of Global Technology Partners since 1998. From 1994 to May 1997, Dr. Kaminski served as the Under Secretary of Defense for Acquisition and Technology. In this position, Dr. Kaminski was responsible for all matters relating to Department of Defense acquisition, including research and development, procurement, acquisition reform, dual-use technology and the defense technology and industrial base. Prior to 1994, he served as Chairman of a technology oriented investment banking and consulting firm. Dr. Kaminski also served as Chairman of the Defense Science Board and as a consultant and advisor to many government agencies.

Incumbent Class 3 Directors

Frederick J. Iseman

     Frederick J. Iseman is 50 years old and has served as our Chairman of the Board of Directors since April 1996. Mr. Iseman is currently Chairman and Managing Partner of Caxton-Iseman Capital, Inc., which was founded by Mr. Iseman in 1993. Prior to establishing Caxton-Iseman Capital, Inc., Mr. Iseman founded Hambro-Iseman Capital Partners, a merchant banking firm,. From 1988 to 1990, Mr. Iseman was a member of the Hambro International Venture Fund. Mr. Iseman is Chairman of Buffets, Inc., a director of Vitality Beverages, Inc. and a member of the Advisory Board of Duke Street Capital.

Thomas M. Cogburn

     Thomas M. Cogburn is 59 years old and has served as our Executive Vice President and Chief Operating Officer and a director since April 1996. From 1992 to 1996, he served as Chief Operating Officer at Ogden Professional Services Corporation, a predecessor company of ours. From 1988 to 1992, Mr. Cogburn served as Vice President of the Information System Support Division of CACI International, Inc. Mr. Cogburn's experience also includes 22 years in information systems design, operation, program management, and policy formulation for the U.S. Air Force.

Gilbert F. Decker

     Gilbert F. Decker is 65 years old and has served as a director since June 1997. Mr. Decker currently serves as a private consultant to the technology industry. From April 1999 until August 2001, Mr. Decker served as Executive Vice President at Walt Disney Imagineering, Inc. From April 1994 to May 1997, Mr. Decker served as the Assistant Secretary of the U.S. Army for Research, Development and Acquisition. As Assistant Secretary, Mr. Decker led the Army's acquisition and procurement reform efforts, with an emphasis on eliminating excessive government requirements throughout the acquisition process. He also served as the Army Acquisition Executive, the Senior Procurement Executive, the Science Advisor to the Secretary and the Senior Research and Development official for the Army. From 1983 to 1989, Mr. Decker was on the Army Science Board and served as Chairman from March 1987 until the end of his appointment. In the private sector, Mr. Decker has served as President and Chief Executive Officer of three technology companies, including Penn Central Federal Systems Company.

CAXTON-ISEMAN NOMINEES

     Pursuant to our Amended and Restated Certificate of Incorporation, affiliates of and companies managed by Caxton-Iseman Capital, Inc., including Azimuth Technologies, L.P., Azimuth Tech. II LLC and Frederick J. Iseman (collectively, the "Caxton-Iseman Stockholders") are entitled to nominate, any such nominees being referred to as "Caxton-Iseman nominees": (i) for so long as such stockholders beneficially own in the aggregate at least a majority of our then outstanding common stock, at least a majority in number of the directors on our board; and (ii) for so long as such stockholders beneficially own in the aggregate more than 10% but less than a majority of our then outstanding common stock, a number of directors approximately equal to that percentage multiplied by the number of directors on our board. As of the date of this Proxy Statement, the Caxton-Iseman nominees consist of Messrs. Iseman, Ferris (one of the nominees for election at the Annual Meeting), Lefkowitz and Tisch (one of the nominees for election at the Annual Meeting). Each of Messrs. Ferris and Lefkowitz has agreed, for so long as he is a director serving or elected as a Caxton-Iseman nominee, to resign from our board, upon the request of the Caxton-Iseman Stockholders. On February 8, 2002, we increased the size of our board to twelve, and elected three new directors, thereby leaving two vacancies to be filled. Pursuant to the provisions of our amended and restated certificate of incorporation as described above, the Caxton-Iseman Stockholders may currently fill one of these two vacancies.

BOARD AND COMMITTEE MEETINGS

     During 2002, the Board of Directors met five times and took action by unanimous written consent eight times. Other than General Shelton, no member of the Board of Directors attended fewer than 75% of the aggregate of (i) the total number of meetings of the Board of Directors (held during the period for which he has been a director) and (ii) the number of meetings of committees of the Board of Directors (during the period that he served on such committees).

     The Board has an audit committee, compensation committee, executive committee, executive compensation committee, nominating and corporate governance committee and a strategy committee.

     Audit Committee. The Audit Committee is composed of Messrs. Decker and Tisch and Dr. Kaminski. Dr. Kaminski joined the Audit Committee in February 2003. As more fully described in the written charter of the Audit Committee, a copy of which is attached to this Proxy Statement as Appendix A, the Audit Committee oversees actions taken by our independent auditors and reviews our internal controls and procedures. The Audit Committee met four times during 2002. A report of the Audit Committee appears below in this Proxy Statement.

     Compensation Committee. The Compensation Committee is composed of Messrs. Ferris and Lefkowitz, Dr. Kaminski and General Shelton. Mr. Iseman resigned from the Compensation Committee in February 2003. The Compensation Committee reviews and approves the compensation of our officers and management personnel and administers our employee benefit plans and the Amended and Restated Anteon International Corporation Omnibus Stock Plan. The Compensation Committee met four times during 2002. A report of the Compensation Committee appears below in this Proxy Statement.

     Executive Committee. The Executive Committee is composed of Messrs. Iseman, Lefkowitz, Ferris and Kampf. The Executive Committee exercises the authority of our board in the interval between meetings of the board. The Executive Committee met once during 2002.

     Executive Compensation Committee. The Executive Compensation Committee is composed of Dr. Kaminski and General Shelton. The Executive Compensation Committee administers the Amended and Restated Anteon International Corporation Omnibus Stock Plan and other executive plans for awards or grants to our named executive officers and persons subject to Section 16 of the Securities Exchange Act of 1934. The Executive Compensation Committee did not meet during 2002 due to the fact that no awards or grants were made to our named executive officers and persons subject to Section 16 of the Securities Exchange Act of 1934 following the establishment of the Executive Compensation Committee.

     Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee is composed of Messrs. Lefkowitz and Ferris and General Shelton. General Shelton replaced Mr. Iseman on the Nominating and Corporate Governance Committee in February 2003. Mr. Kampf resigned from the Nominating and Corporate Governance Committee in February 2003. The Nominating and Corporate Governance Committee nominates candidates for election to our board and develops and recommends to the Board of Directors corporate governance guidelines applicable to the Company. The Nominating and Corporate Governance Committee makes no recommendations with respect to Caxton-Iseman nominees and will not consider nominees recommended by stockholders. The Nominating and Corporate Governance Committee did not meet during 2002 due to the fact that the full Board of Directors had already nominated candidates for election in 2002 prior to the establishment of the Nominating and Corporate Governance Committee.

     Strategy Committee. The Strategy Committee is composed of Drs. Perry and Kaminski, General Shelton and Mr. Decker. The Strategy Committee reviews the Company's strategy for market positioning and examines and advises the Company on emerging government requirements where the Company's diverse skill and program bases can be leveraged. The Strategy Committee met twice in 2002.

COMPENSATION OF DIRECTORS

     Our directors who are not employees or Caxton-Iseman Stockholders are eligible to receive the following annual compensation: $5,000 for each fiscal quarter; $1,000 for each board meeting attended; $1,500 annually for serving as chairperson of a committee; and $500 for each committee meeting attended. Each of our directors is also reimbursed for expenses incurred in connection with serving as a member of our board.

EXECUTIVE OFFICERS

     In addition to Messrs. Kampf and Cogburn, Messrs. Crenshaw, Heilman, Kiernan, Moskowitz, and Schehr are executive officers of the Company.

Carlton B. Crenshaw

     Carlton B. Crenshaw is 58 years old and currently serves as our Executive Vice President and Chief Financial Officer. He has been with the Company since July 1996. From 1989 to 1996, Mr. Crenshaw served as Executive Vice President, Finance and Administration and Chief Financial Officer of Orbital Sciences Corporation (a commercial technology company). He served in a similar capacity with Software AG Systems, Inc. from 1985 to 1989. From 1971 to 1985, Mr. Crenshaw progressed from financial analyst to Vice President of Strategic Planning for the Sperry Univac division of Sperry Corporation and was Treasurer for Sperry Corporation.

Mark D. Heilman

     Mark D. Heilman is 54 years old and currently serves as our Executive Vice President for Corporate Development. He has been with the Company since October 1998. From 1991 to September 1998, Mr. Heilman was a partner and principal of CSP Associates, Inc., where he specialized in strategic planning and mergers and acquisition support for the aerospace, defense and information technology sectors. From 1987 to 1991, Mr. Heilman was Vice President and an Executive Director of Ford Aerospace and Communications Corporation.

Vincent J. Kiernan

     Vincent J. Kiernan is 44 years old and currently serves as our Vice President, Finance. He has been with the Company since October 1998. From July 1995 to September 1998, he served as a Managing Director at KPMG LLP, where he provided cost and pricing control reviews, claims analysis, accounting/contracts management and general consulting services to a wide array of clients including both government contractors and commercial enterprises. From 1989 to 1995, Mr. Kiernan was a Director for Coopers & Lybrand. From 1985 to 1989, he was a consultant with Peterson & Co. Consulting.

Seymour L. Moskowitz

     Seymour L. Moskowitz is 71 years old and currently serves as our Executive Vice President, Technology. He has been with the Company since March 1997. Mr. Moskowitz served as a consultant to us from April 1996 to March 1997. Prior to joining us, Mr. Moskowitz served as an independent management consultant from 1994 to April 1996. From 1985 to 1994, Mr. Moskowitz served as Senior Vice President of Technology at Vitro Corporation, where he was responsible for the development and acquisition of technologies and management of research and development personnel and laboratory resources. Before working for the Vitro Corporation, Mr. Moskowitz served as Director of Research and Development for Curtiss-Wright Corporation. Mr. Moskowitz has been awarded seven patents, authored and co-authored over 50 articles, and published in ASME Transactions, ASME Journals of Energy, Power and Aircraft, SAE Journal and various conference proceedings. He formerly served on the Board of Directors of the Software Productivity Consortium and is currently a member of the steering committee of the Fraunhofer Center (MD) for Software Engineering.

Curtis L. Schehr

     Curtis L. Schehr is 44 years old and currently serves as our Senior Vice President, General Counsel and Secretary. He has been with the Company since October 1996. From 1991 to 1996, Mr. Schehr served as Associate General Counsel at Vitro Corporation. During 1990, Mr. Schehr served as Legal Counsel at Information Systems and Networks Corporation. Prior to 1990, Mr. Schehr served for six years in several legal and contract oriented positions at Westinghouse Electric Corporation (Defense Group).

COMPLIANCE WITH SECTION 16(a) OF THE EXCHANGE ACT

     Based solely on our review of copies of reports filed with the SEC, we believe that all reports on Form 3, Form 4, and Form 5 required to be filed were so filed on a timely basis except for a Form 4 on behalf of Mr. Cogburn and a Form 4 on behalf of Mr. Heilman.

EXECUTIVE COMPENSATION

     The following table sets forth information on the compensation awarded to, earned by or paid to our Chief Executive Officer, Joseph M. Kampf, and the four other most highly compensated executive officers of ours whose individual compensation exceeded $100,000 during the twelve months ended December 31, 2002 for services rendered in all capacities to us.

                                                                                                      Long-Term
                                                              Annual Compensation                 Compensation Awards
                                                       --------------------------------    ----------------------------------


                                                                                                           Number of Shares
                                                                                            Other Annual   Underlying Stock
           Name and Principal Position            Year      Salary            Bonus       Compensation(1)      Options
----------------------------------------------------------------------------------------------------------------------------
Joseph M. Kampf                                   2002          $457,042         $299,520               --          200,000
 President and Chief Executive Officer            2001           415,899          240,000               --               --
                                                  2000           391,530          240,000               --          240,000
Thomas M. Cogburn                                 2002           255,247          147,600               --          100,000
 Executive Vice President and Chief Operating     2001           231,254          110,000               --               --
 Officer                                          2000           211,033          100,000               --           80,000

Carlton B. Crenshaw                               2002           220,236          120,000               --           80,000
 Executive Vice President and Chief Financial     2001           204,999          100,000               --               --
 Officer                                          2000           198,927          100,000               --               --
                                                  2002           211,144          120,000               --           80,000
Mark D. Heilman                                   2001           195,451          100,000               --               --
 Executive Vice President, Corporate Development  2000           185,905           75,000               --               --
                                                  2002           211,144          120,000               --           80,000
Seymour L. Moskowitz                              2001           195,451          100,000               --               --
 Executive Vice President, Technology             2000           182,991          112,500               --               --
(1)  No named executive officer received Other Annual Compensation in an amount in excess of the lesser of either $50,000 or 10% of the total of salary and bonus reported for him in the two preceding columns.

OPTION GRANTS IN 2002

     The following table sets forth certain information with respect to stock options granted in 2002 to each of our named executive officers.

                                                   Individual Grants
                                             -------------------------------------------------------------------------------

                                                                                               Potential Realizable Value
                                Number of      % of Total                                        at Assumed Annual Rates
                                  Shares        Options                                        of Stock Price Appreciation
                                Underlying     Granted to    Exercise or                            for Option Term
                                 Options       Employees      Base Price     Expiration    ----------------------------------
            Name                 Granted        in 2002       Per Share         Date             5%              10%
----------------------------------------------------------------------------------------------------------------------------
Joseph M. Kampf                      200,000          14.1%         $18.00      3/11/2012       $2,264,021       $5,737,473
Thomas M. Cogburn                    100,000           7.1%         $18.00      3/11/2012        1,132,010        2,868,736
Carlton B. Crenshaw                   80,000           5.6%         $18.00      3/11/2012          905,608        2,294,989
Mark D. Heilman                       80,000           5.6%         $18.00      3/11/2012          905,608        2,294,989
Seymour L. Moskowitz                  80,000           5.6%         $18.00      3/11/2012          905,608        2,294,989




AGGREGATED OPTION EXERCISES IN 2002 AND FISCAL YEAR-END OPTION VALUES

     The following table sets forth certain information with respect to options held at the end of fiscal 2002 by each of our named executive officers:


                                             Individual Grants
                           -------------------------------------------------------------------------------------------------

                                                              Number of                     Value of Unexercised
                                                          Shares Underlying                     In-the-Money
                              Shares                    Unexercised Options at                   Options at
                             Acquired                     December 31, 2002                  December 31, 2002
                                on          Value            Exercisable/                       Exercisable/
           Name             Exercise(s)    Realized        Unexercisable(1)                   Unexercisable(2)
----------------------------------------------------------------------------------------------------------------------------
Joseph M. Kampf                       --           --            328,320/344,000                     $7,083,780/ $3,756,780
Thomas M. Cogburn                  8,000           --             56,000/156,000                     $1,032,140/ $1,606,760
Carlton B. Crenshaw               83,642   $1,434,983              28,510/80,000                         $660,184/ $480,000
Mark D. Heilman                   45,760     $324,368            162,240/152,000                     $3,109,236/ $1,853,580
Seymour L. Moskowitz             113,030   $1,519,706            292,258/115,200                     $6,535,081/ $1,140,088

(1)  Represents options granted under the Amended and Restated Anteon International Corporation Omnibus Stock Plan, after giving effect to the merger of our subsidiary, Anteon International Corporation, a Virginia corporation ("Anteon Virginia"), into us and the reorganization transactions described in "Certain Relationships and Related Transactions--Reorganization Transactions,"
     and the split of our common stock we effected on February 19, 2002.
(2)  Based on the difference between the closing price of our common stock on December 31, 2002 as reported by the New York Stock
     Exchange- Corporate Transactions and the option exercise price. The above valuations may not reflect the actual value of unexercised options, as the value of unexercised options fluctuates with market activity.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The table below sets forth, as of March 28, 2003, the number of shares of common stock beneficially owned by each of our 5% stockholders, each of our directors, the named executive officers and all our directors and executive officers as a group.

     Unless otherwise noted below, the address of each beneficial owner listed on the table below is c/o Anteon International Corporation, 3211 Jermantown Road, Suite 700, Fairfax, Virginia 22030-2801.

                                                                                                      Shares (1)
                                                                                            --------------------------------

                                 Name of Beneficial Owner                                          Shares             %
----------------------------------------------------------------------------------------------------------------------------
Azimuth Technologies, L.P.(2)(3)                                                                       11,064,460      32.1
Azimuth Tech. II LLC(2)(3)                                                                              3,885,465      11.3
Frederick J. Iseman(2)(3)                                                                              13,365,322      38.7
FMR Corp. (14)                                                                                          3,787,426      11.0
Gilbert F. Decker(4)                                                                                       40,320         *
Dr. Paul Kaminski(4)                                                                                       43,320         *
Joseph M. Kampf(5)                                                                                      1,400,447       4.0
Carlton B. Crenshaw(6)                                                                                    395,121       1.1
Seymour L. Moskowitz(7)                                                                                   337,758       1.0
Thomas M. Cogburn(8)                                                                                      568,089       1.6
Mark D. Heilman(9)                                                                                        199,680         *
Robert A. Ferris(10)                                                                                    1,130,137       3.3
Ferris Family 1987 Trust(10)                                                                            1,130,137       3.3
Steven M. Lefkowitz(11)                                                                                   459,366       1.3
SML Family Investors LLC(11)                                                                               58,304         *
William J. Perry(12)                                                                                        3,000         *
General Henry Hugh Shelton, USA (ret.)(12)                                                                  3,000         *
Thomas J. Tisch(12)                                                                                         3,000         *
All Directors and Executive Officers as a Group(13)                                                    16,480,497      46.2

*    Less than 1%.
(1)  Determined in accordance with Rule 13d-3 under the Exchange Act.
(2) By virtue of Frederick J. Iseman's indirect control of Azimuth Technologies, L.P., Azimuth Tech. II LLC and Georgica (Azimuth Technologies), Inc., which are the investment partnerships organized by Caxton-Iseman Capital, he is deemed to beneficially own the 11,773,369 shares held by these entities. Mr. Iseman has (i) sole voting and dispositive power over 11,775,819 shares of our common stock, and (ii) shared voting and dispositive power over the 1,589,503 shares of our common stock held in the aggregate by the Ferris Family 1987 Trust, Mr. Lefkowitz and SML Family Investors LLC and may be deemed to be the beneficial owner thereof. Mr. Iseman's address is c/o Caxton-Iseman Capital, Inc., 667 Madison Avenue, New York, New York 10021.
(3) Includes 1,130,137, 401,062 and 58,304 shares held by the Ferris Family 1987 Trust, Mr. Lefkowitz and SML Family Investors LLC, respectively. The Ferris Family 1987 Trust, Mr. Lefkowitz and SML Family Investors LLC are parties to a stockholders agreement with Azimuth Technologies, L.P. and Azimuth Tech. II LLC with respect to the shares of our common stock held by them. Pursuant to the terms of this stockholders agreement, the Ferris Family 1987 Trust, Mr. Lefkowitz and SML Family Investors LLC are required to vote all of their shares of common stock at the direction of Azimuth Technologies, L.P. and Azimuth Tech. II LLC, and are bound by specified transfer restrictions.
(4) Includes 3,000 shares of common stock issuable pursuant to stock options exercisable within 60 days of March 28, 2003. Does not include 12,000 shares of common stock issuable pursuant to stock options that are not exercisable within 60 days of that date. Mr. Decker's address is 45 Glenridge Avenue, Los Gatos, California 95030. Dr. Kaminski's address is 6691 Rutledge Drive, Fairfax, Virginia 22039.
(5) Includes 416,320 shares of common stock issuable pursuant to stock options exercisable within 60 days of March 28, 2003. Does not include 256,000 shares of common stock issuable pursuant to stock options that are not exercisable within 60 days of that date. Excludes shares held by Azimuth Technologies, L.P., of which he and certain trusts he controls are limited partners.
(6) Includes 88,932 shares held by the Carlton Crenshaw Grantor Trust and 28,510 shares held by Carlton Crenshaw Revocable Trust and 16,000 shares of common stock issuable pursuant to stock options exercisable within 60 days of March 28, 2003. Excludes 64,000 shares of common stock issuable pursuant to stock options that are not exercisable within 60 days of that date.

(7) Includes 308,258 shares of common stock issuable pursuant to stock options exercisable within 60 days of March 28, 2003. Does not include 174,200 shares of common stock issuable pursuant to stock options that are not exercisable within 60 days of that date. Excludes shares held by Azimuth Technologies, L.P., of which he is a limited partner.
(8) Includes 13,000 shares held by the Thomas Cogburn Charitable Remainder Annuity Trust and 92,000 shares of common stock issuable pursuant to stock options exercisable within 60 days of March 28, 2003. Does not include 120,000 shares of common stock issuable pursuant to stock options that are not exercisable within 60 days of that date.
(9) Includes 178,240 shares of common stock issuable pursuant to stock options exercisable within 60 days of March 28, 2003. Does not include 136,000 shares of common stock issuable pursuant to stock options that are not exercisable within 60 days of that date. Excludes shares held by CSP Associates LLC, a limited liability company of which he is a non-managing member.
(10) Represents 1,130,137 shares held by the Ferris Family 1987 Trust, of which Mr. Ferris is trustee, and with respect to which Mr. Ferris shares voting and dispositive power with Azimuth Technologies, L.P., Azimuth Tech. II LLC and Mr. Iseman. The address of Mr. Ferris and the Ferris Family 1987 Trust is c/o Caxton-Iseman Capital, Inc., 667 Madison Avenue, New York, New York 10021. Excludes shares held by Azimuth Technologies, L.P. and Azimuth Tech. II LLC of which the Ferris Family 1987 Trust is, respectively, a limited partner and a non-managing member.
(11) Includes 58,304 shares held by SML Family Investors LLC, a limited liability company affiliated with Mr. Lefkowitz. Mr. Lefkowitz's address is c/o Caxton-Iseman Capital, Inc., 667 Madison Avenue, New York, New York 10021. Excludes shares held by Azimuth Technologies, L.P. and Azimuth Tech. II LLC of which he is, respectively, a limited partner and a non-managing member. Includes 401,062 shares with respect to which Mr. Lefkowitz shares voting and dispositive power with Azimuth Technologies, L.P., Azimuth Tech. II LLC and Mr. Iseman.
(12) Includes 3,000 shares of common stock issuable pursuant to stock options exercisable within 60 days of March 28, 2003. Does not include 12,000 shares of common stock issuable pursuant to stock options that are not exercisable within 60 days of that date. Gen. Shelton's address is 11911 Freedom Drive, One Fountain Square, 10th Floor Reston, VA 20190. Mr. Tisch's address is 667 Madison Avenue, New York, NY 10021. Dr. Perry's address is 320 Galvez Street, Stanford, CA 94305-6165
(13) Includes 1,104,458 shares of common stock issuable pursuant to stock options exercisable within 60 days of March 28, 2003. Does not include 911,800 shares of common stock issuable pursuant to stock options that are not exercisable within 60 days of that date.
(14) Based solely upon a Schedule 13G filed by FMR Corp. on March 10, 2003. The address for FMR Corp. provided in such Schedule 13G is 82 Devonshire Street, Boston, MA 02109.

TAG ALONG RIGHTS

     On March 15, 2002, Azimuth Technologies, L.P., Azimuth Tech. II LLC, Frederick J. Iseman, Joseph M. Kampf, the Ferris Family 1987 Trust, Steven M. Lefkowitz, SML Family Investors LLC and certain members of our management and certain of our other stockholders who were selling shares in connection with our initial public offering, (collectively the "Management Tag Stockholders") entered into a Tag Along Agreement granting to Mr. Kampf and the Management Tag Stockholders specified rights in the event of a sale of our common stock by any of the Caxton-Iseman Stockholders. If, at any time before the Caxton-Iseman Stockholders no longer beneficially own, in the aggregate, more than 20% of our outstanding common stock, any Caxton-Iseman Stockholder or a group of them sells shares of our common stock to a purchaser, who, after such sale or series of related sales, would beneficially own, in the aggregate, 51% or more of our outstanding common stock, Mr. Kampf and the Management Tag Stockholders may participate in that sale pro rata with such Caxton-Iseman Stockholder(s). The Tag Along Agreement terminates in accordance with its terms twenty (20) years after its signing.

SECURITIES AUTHORIZED FOR ISSUANCE UNDER EQUITY COMPENSATION PLANS

     The following table provides information as of December 31, 2002 regarding compensation plans (including individual compensation arrangements) under which our equity securities are authorized for issuance.

                                                     (a)                       (b)                       (c)

                                                                                                  Number of securities
                                             Number of securities                               remaining available for
                                              to be issued upon         Weighted-average         future issuance under
                                           exercise of outstanding      exercise price of      equity compensation plans
                                              options, warrants       outstanding options,       (excluding securities
              Plan category                       and rights           warrants and rights      reflected in column (a))
----------------------------------------------------------------------------------------------------------------------------
Equity compensation plans approved                         4,123,208                   $8.98                        801,040
by security holders
Equity compensation plans not                                     --                      --                             --
approved by security holders
                                          ----------------------------------------------------------------------------------
  Total                                                    4,123,208                   $8.98                        801,040
                                          ==================================================================================

SEVERANCE AGREEMENTS

     Certain of our executive officers and certain key members of management, or the "Executives," have entered into agreements with us or our wholly owned operating subsidiary, Anteon Corporation (collectively, "Anteon"). The agreements provide for certain compensation payments and other benefits for periods ranging from 12 months to 24 months, except in the case of Mr. Kampf, whose payments and benefits will continue for 36 months, to be received by the Executive in the event the Executive's employment is involuntarily terminated without cause, or in the event the Executive resigns his/her employment for "Good Reason," as such term is defined in the agreement. The Executive may not resign for "Good Reason" unless he or she shall have first given notice to Anteon of the reason for such resignation and Anteon shall have failed to reasonably cure the situation within thirty days of receipt of such notice. The compensation and benefits period for Messrs. Crenshaw, Heilman and Moskowitz continue for a 24 month period. If terminated on December 31, 2002, cash severance payments payable to Messrs. Kampf, Crenshaw, Heilman and Moskowitz under their respective severance agreements would have been $2,252,538, $685,359, $651,263 and $676,263, respectively.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Reorganization Transactions

     Immediately prior to the consummation of our initial public offering (the "IPO") on March 15, 2002, we entered into a series of reorganization transactions. First, our $22.5 million principal amount subordinated convertible note held by Azimuth Tech. II LLC, one of our principal stockholders, was converted according to its terms into shares of our non-voting common stock. Second, our subsidiary, Anteon Virginia merged into us. We were the surviving corporation of the merger. In the merger, all the outstanding shares of our existing classes of stock, including Class A Voting Common Stock, Class B Voting Common Stock and Non-Voting Common Stock, were converted into a single class of common stock. All the stock of Anteon Virginia held by us was cancelled and the stock of Anteon Virginia held by certain of our employees and former employees (other than stockholders who exercised appraisal rights) immediately prior to the consummation of the initial public offering were converted into shares of our common stock on March 15, 2002. As a result of the merger, we succeeded to all of Anteon Virginia's obligations under its credit facility, the indenture governing its 12% senior subordinated notes due 2009 (the "12% Notes") and its Amended and Restated Omnibus Stock Plan.

Azimuth Technologies, L.P. and Azimuth Tech. II LLC

     Azimuth Technologies, L.P. and Azimuth Tech. II LLC are two of our principal stockholders. The sole general partner of Azimuth Technologies, L.P. and the sole managing member of Azimuth Tech. II LLC is Georgica (Azimuth Technologies), L.P., the sole general partner of which is Georgica (Azimuth Technologies), Inc., a corporation wholly owned by Frederick J. Iseman, the chairman of our board of directors. As a result, Mr. Iseman controls both Azimuth Technologies, L.P. and Azimuth Tech. II LLC. In addition, Mr. Iseman, Steven M. Lefkowitz, a director of our company, and Robert A. Ferris, a director of our company, are each employed by Caxton-Iseman Capital, Inc. Mr. Iseman is the chairman, managing partner and founder of that firm.

     Azimuth Technologies, L.P., Azimuth Tech. II LLC, Mr. Lefkowitz, SML Family Investors LLC, a limited liability company affiliated with Mr. Lefkowitz, and the Ferris Family 1987 Trust, of which Mr. Ferris is a trustee, entered into a stockholders agreement immediately prior to the consummation of the IPO. Under this stockholders agreement, the Ferris Family 1987 Trust, Mr. Lefkowitz and SML Family Investors LLC agreed to vote all of the shares of our common stock they beneficially own on any matter submitted to the vote of our stockholders whether at a meeting or pursuant to a written consent at the direction of Azimuth Technologies, L.P. and Azimuth Tech. II LLC, unless otherwise agreed to by these entities, and will constitute and appoint these entities or any nominees thereof as their respective proxies for purposes of any stockholder vote. In addition, except pursuant to the Tag Along Agreement described in this Proxy Statement, the agreement provides that none of the Ferris Family 1987 Trust, Mr. Lefkowitz or SML Family Investors LLC may sell or in any way transfer or dispose of the shares of our common stock they beneficially own without the prior written consent of either Azimuth Technologies, L.P. or Azimuth Tech. II LLC, unless Azimuth Technologies, L.P. and Azimuth Tech. II LLC are participating in that sale, and then the Ferris Family 1987 Trust, Mr. Lefkowitz and SML Family Investors LLC may participate in such sale in a pro rata amount. The Ferris Family 1987 Trust, Mr. Lefkowitz and SML Family Investors LLC will be required to participate pro rata in any sale by Azimuth Technologies, L.P. and Azimuth Tech. II LLC, unless otherwise agreed to by these entities.

Registration Rights

     On March 11, 2002, Azimuth Technologies, L.P., Azimuth Tech. II LLC, Messrs. Frederick J. Iseman, Joseph M. Kampf, Carlton B. Crenshaw, Thomas M. Cogburn, Seymour L. Moskowitz and Steven M. Lefkowitz, SML Family Investors LLC and the Ferris Family 1987 Trust and certain of our other selling stockholders who were selling shares in connection with our initial public offering, entered into a registration rights agreement with us relating to the shares of common stock they hold. Subject to several exceptions, including our right to defer a demand registration under certain circumstances, the Caxton-Iseman Stockholders can require that we register for public resale under the Securities Act all shares of common stock they request be registered at any time after 180 days following March 15, 2002. The Caxton-Iseman Stockholders may demand five registrations so long as the securities being registered in each registration statement are reasonably expected to produce aggregate proceeds of $5 million or more. If we become eligible to register the sale of our securities on Form S-3 under the Securities Act, the Caxton-Iseman Stockholders have the right to require us to register the sale of common stock held by them on Form S-3, subject to offering size and other restrictions. Mr. Kampf and each of Messrs. Crenshaw, Cogburn and Moskowitz, to the extent that such individual holds more than 1% of our outstanding common stock, and Mr. Lefkowitz, SML Family Investors LLC and the Ferris Family 1987 Trust are entitled to piggyback registration rights with respect to any registration request made by the Caxton-Iseman Stockholders. If the registration requested by the Caxton-Iseman Stockholders is in the form of a firm underwritten offering, and if the managing underwriter of the offering determines that the number of securities to be offered would jeopardize the success of the offering, the number of shares included in the offering shall be determined as follows: (i) first, shares offered by the Caxton-Iseman Stockholders and Messrs. Kampf, Crenshaw, Cogburn, Moskowitz and Lefkowitz, SML Family Investors LLC and the Ferris Family 1987 Trust (pro rata, based on their respective ownership of our common equity), (ii) second, shares offered by other stockholders (pro rata, based on their respective ownership of our common equity) and (iii) third, shares offered by us for our own account.

     In addition, the Caxton-Iseman Stockholders, Mr. Kampf, and each of Messrs. Crenshaw, Cogburn and Moskowitz, to the extent that such individual holds more than 1% of our outstanding common stock, and Mr. Lefkowitz, SML Family Investors LLC and the Ferris Family 1987 Trust have been granted piggyback rights on any registration for our account or the account of another stockholder. If the managing underwriter in an underwritten offering determines that the number of securities offered in a piggyback registration would jeopardize the success of the offering, the number of shares included in the offering shall be determined as follows: (i) first, shares offered by us for own account, (ii) second, shares offered by the Caxton-Iseman Stockholders, Messrs. Kampf, Crenshaw, Cogburn, Moskowitz and Lefkowitz, SML Family Investors LLC and the Ferris Family 1987 Trust (pro rata, based on their respective ownership of our common equity), and
(iii) third, shares offered by other stockholders (pro rata, based on their respective ownership of our common equity).

     Pursuant to the registration rights agreement, we paid $2.4 million in expenses related to the registration of shares of common stock in our initial public offering on behalf of the parties to the registration rights agreement.

COMPENSATION COMMITTEE REPORT

     The Compensation Committee reviews and approves the compensation of our officers and management personnel, establishes and reviews general compensation policies, and administers our Amended and Restated Anteon International Corporation Omnibus Stock Plan. In order to take advantage of certain tax and securities laws exemptions, the Executive Compensation Committee administers certain awards under our Stock Plan with respect to certain of our officers and other individuals, as described below in connection with Proposal 2. The Compensation Committee met four times during 2002. The Compensation Committee is composed of Messrs. Ferris and Lefkowitz, Dr. Kaminski and General Shelton.

     The Compensation Committee seeks to achieve two broad goals in connection with our executive compensation programs and decisions regarding individual compensation. These goals and the general means of achieving them are:

     1. To provide our executives with a performance-oriented environment by tying individual compensation, in part, to particular goals. More specifically, our executives are to be rewarded for meeting corporate performance metrics that contribute in a significant way to the accomplishment of our business objectives. Also, by linking a portion of their compensation with the performance of our common stock, we intend to provide our executives with an equity interest in the performance of the Company.

     2. To attract and retain key executives by structuring the executive compensation program with appropriate attention to the standards and practices at comparable companies in the government information technology industry or related industries comprised of companies that employ executives with similar skills.

     The compensation program for our executives established by the Compensation Committee consists of three elements tied to the foregoing objectives: base salary, annual incentive compensation, and stock-based equity incentives achieved primarily through participation in our Amended and Restated Anteon International Corporation Omnibus Stock Plan. In establishing base salaries for executives, the Compensation Committee monitors standards at generally comparable companies, particularly those that are in the same industry or related industries and/or are located in the same general geographic area as us, considers historic salary levels of the individual and the nature of the individual's responsibilities and compares the individual's base salary with those of our other executives. To the extent determined appropriate, the Compensation Committee also considers general conditions and our financial performance in establishing base salaries of executives. In deciding to award options, the Compensation Committee also considers the number of options outstanding or previously granted and the aggregate size of current awards.

     For the year ended December 31, 2002, the Compensation Committee determined that Mr. Kampf's compensation was comparable to that of other chief executive officers of companies surveyed in the same industry and that his 2002 bonus award properly reflected our actual performance against our business plan and the other qualitative objectives previously discussed. The base salaries and bonuses of Messrs. Cogburn, Crenshaw, Heilman, Moskowitz, Kiernan and Schehr were increased in 2002 as warranted by their relative individual contribution to the accomplishment of our business objectives. In addition, they were granted options that were designed to be a meaningful portion of their overall compensation and would contribute to the retention of our key executives.

     Based on its evaluation of the performance of the executive officers, the Compensation Committee believes that our executive officers are committed to achieving positive long-term financial performance and enhanced stockholder value, and that the compensation policies and programs discussed in this report have motivated our executive officers to work toward these goals.

     Section 162(m) of the Internal Revenue Code generally disallows a tax deduction to public companies for certain compensation in excess of $1 million paid to the company's Chief Executive Officer and the four other most highly compensated executive officers. Certain compensation, including qualified performance-based compensation, will not be subject to the deduction limit if certain requirements are met. The Compensation Committee reviews the potential effect of Section 162(m) periodically and generally seeks to structure the long-term incentive compensation granted to its executive officers through option issuances in a manner that is intended to avoid disallowance of deductions under Section 162(m). Nevertheless, there can be no assurance that compensation attributable to awards granted under the Amended and Restated Anteon International Corporation Omnibus Stock Plan will be treated as qualified performance-based compensation under Section 162(m). In addition, the Compensation Committee reserves the right to use its judgment to authorize compensation payments that may be subject to the limit when the Compensation Committee believes such payments are appropriate and in the best interests of the Company and its stockholders, after taking into consideration changing business conditions and the performance of its employees. For the year ended December 31, 2002, the Compensation Committee determined that all compensation payments made in 2002 will be deductible and did not exceed the deduction limit of Section 162(m).

COMPENSATION COMMITTEE

Robert A. Ferris, Chairman
Dr. Paul Kaminski
Steven M. Lefkowitz
General Henry Hugh Shelton, USA (ret.)

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     No members of the Compensation Committee are officers or employees of the Company. No interlocking relationships exist between the Board of Directors or Compensation Committee and the Board of Directors or compensation committee of any other company, nor has any interlocking relationship existed in the past. See "Certain Relationships and Related Transactions" above for details of certain transactions involving members of our Compensation Committee.

AUDIT COMMITTEE REPORT

     The Audit Committee of the Company's Board of Directors is composed of Messrs. Decker and Tisch and Dr. Kaminski and acts under a written charter. A copy of this charter is attached to this Proxy Statement as Appendix A. The members of the Audit Committee are independent, financially literate members of the Board of Directors, as defined by the committee's charter and the rules of the New York Stock Exchange. The Audit Committee held four meetings during 2002. Dr. Kaminski joined the Audit Committee in February 2003.

     The Audit Committee recommends to the Board of Directors, subject to stockholder ratification, the selection of the Company's independent auditors.

     The Audit Committee reviewed the Company's audited consolidated financial statements as of and for the year ended December 31, 2002, and discussed these statements with the Company's management. Management is responsible for the Company's internal controls and the financial reporting process. The Company's independent auditors are responsible for performing an independent audit of the Company's consolidated financial statements in accordance with accounting principles generally accepted in the United States and to issue a report on those consolidated financial statements. The Audit Committee is responsible for monitoring and overseeing these processes. As appropriate, the Audit Committee reviews and evaluates, and discusses with the Company's management, internal accounting, financial and auditing personnel and the independent auditors, the following:

     o the independent auditors' report on each audit of the Company's consolidated financial statements;

     o the Company's financial disclosure documents, including all consolidated financial statements and reports filed with the Securities and Exchange Commission or sent to stockholders;

     o material changes in the Company's accounting practices, principles, controls or methodologies;

     o significant developments or changes in accounting rules applicable to the Company; and

     o the adequacy of the Company's internal controls and accounting, financial and auditing personnel and Audit Committee Charter.

     Management represented to the Audit Committee that the Company's consolidated financial statements as of and for the year ended December 31, 2002 had been prepared in accordance with accounting principles generally accepted in the United States.

     The Audit Committee also reviewed and discussed the Company's audited consolidated financial statements and the matters required by Statement on Auditing Standards ("SAS") No. 61, "Communications with Audit Committees" with KPMG, the Company's independent auditors. SAS No. 61 requires the Company's independent auditors to discuss with the Company's Audit Committee, among other things, the following:

     o   methods to account for significant, unusual transactions;

     o the effect of significant accounting policies in controversial or emerging areas for which there is a lack of authoritative guidance or consensus;

     o the process used by management in formulating accounting estimates and the basis for the auditors' conclusions regarding the reasonableness of those estimates; and

     o disagreements, if any, with management over the application of accounting principles, the basis for management's accounting estimates and the disclosures in the financial statements.

     The Company's independent auditors also provided the Audit Committee with the written disclosures and the letter required by the Independence Standards Board Standard No. 1, "Independent Discussions with Audit Committees". In addition, the Audit Committee discussed with the independent auditors their independence from the Company. The Audit Committee also considered whether the independent auditors' provision of other non-audit related services to the Company is compatible with maintaining such auditors' independence.

     Based on its discussions with management and the independent auditors, and its review of the representations and information provided by management and the independent auditors, the Audit Committee recommended to the Company's Board of Directors that the audited consolidated financial statements be included in the Company's Annual Report on Form 10-K as of and for the year ended December 31, 2002.

AUDIT COMMITTEE

Gilbert F. Decker, Chairman
Thomas J. Tisch

COMPANY STOCK PERFORMANCE CHART

     The following graph shows how $100.00 invested in the Company's Common Stock, as of March 12, 2002, the day our common stock began trading on The New York Stock Exchange (at the closing price on the first day of trading), would have grown through the period ended December 31, 2002, compared with $100 invested in: (a) the S&P 500 Stock Index and (b) the Russell 2000 Technology Stock Index, which is a published industry group index. The graph assumes reinvestment of dividends. No dividends have been declared or paid on our Common Stock. The historical information set forth below is not necessarily indicative of future performance.



[GRAPHIC OMITTED-STOCK PERFORMANCE CHART]

                                         COMPARISON OF CUMULATIVE TOTAL RETURNS
                                       AMONG ANTEON INTERNATIONAL, S&P 500 INDEX,
                                           AND RUSSELL 2000 TECHNOLOGY INDEX


                         Anteon International       S&P 500 Index       Russell 2000 Technology Index
     DATE                    Corporation

    March 12, 2002               $100.00                 $100.00                  $100.00

    April 23, 2002               $109.48                 $ 95.81                  $ 89.77

    June 4, 2002                 $108.23                 $ 92.60                  $ 75.15

    July 18, 2002                $ 98.50                 $ 80.39                  $ 58.78

    August 27, 2002              $112.72                 $ 86.78                  $ 56.43

    October 8, 2002              $129.38                 $ 76.18                  $ 40.45

    November 19, 2002            $104.54                 $ 87.26                  $ 58.68

    December 31, 2002            $119.70                 $ 87.52                  $ 57.42



                                   PROPOSAL 2

       APPROVAL AND ADOPTION OF AMENDED AND RESTATED ANTEON INTERNATIONAL
                         CORPORATION OMNIBUS STOCK PLAN

SUMMARY OF THE AMENDED AND RESTATED OMNIBUS STOCK PLAN

Purposes of the Stock Plan

     On March 5, 2002, Anteon Virginia amended and restated its omnibus stock plan (the "Stock Plan"), which was originally adopted in January 1997 and which terminates in January 2007. The Company subsequently assumed the Stock Plan as part of its IPO reorganization transactions on March 15, 2002. The Stock Plan enables us to make grants of stock-based incentive compensation to employees, officers, directors and consultants of our company and our affiliates. The purpose of the Stock Plan is to promote our long-term growth and profitability by (i) providing key people with incentives to improve stockholder value and to contribute to our growth and financial success and (ii) enabling us to attract, retain and reward the best available persons for positions of substantial responsibility. The Stock Plan may be used to grant award compensation which qualifies for the performance-based compensation exemption provided under
Section 162(m) of the Internal Revenue Code, as amended, (the "Code"), but the Stock Plan may also be used to grant awards that do not qualify for that exemption. A description of the Stock Plan is set forth below. This summary is qualified in its entirety by the detailed provisions of the Stock Plan, a copy of which is attached as Appendix B to this Proxy Statement.

     We are seeking stockholder approval of the Stock Plan to confirm the continuing availability of relief from the deduction limitation of Section 162(m) of the Code, with respect to awards that are intended to qualify for that relief. Without stockholder approval, it may not be possible to grant awards intended to qualify under Section 162(m) after the first stockholders' meeting occurring in 2006. If the stockholders do not approve the Stock Plan, our ability to grant awards without exemption from the deductibility limitations of
Section 162(m) of the Code will not be restricted or limited.

Administration of the Stock Plan

     The Stock Plan is currently administered by the Compensation Committee of our Board of Directors. The Compensation Committee has full power and authority to administer the Stock Plan and to adopt such rules, regulations, agreements, guidelines and instruments for the administration of the Stock Plan and for the conduct of its business as it deems necessary or advisable, subject to the terms and conditions of the Stock Plan, including, without limitation, the authority to grant awards, to determine the numbers of shares subject to an award and to determine the grantees to whom awards shall be granted under the Stock Plan. The Compensation Committee is authorized to interpret the Stock Plan, in its sole and absolute discretion, and to make adjustments in the terms and conditions of, and the criteria included in, awards in recognition of unusual or recurring events affecting us, or our financial statements, or of changes in applicable laws, regulations or accounting principles whenever the Compensation Committee determines that such adjustments are appropriate to prevent dilution or enlargement of benefits under the Stock Plan. The Board of Directors may modify or terminate the Stock Plan at any time, except for any amendment requiring stockholder approval under the Code or exchange rules. The Board of Directors may take no action which would impair the rights of any participant or any holder or beneficiary of any award without the consent of the affected participant, holder or beneficiary. The Board of Directors may resolve to directly administer the Stock Plan. All of the Compensation Committee's decisions under the Stock Plan will be subject to the approval of the Board of Directors. All awards under the Stock Plan made to persons subject to Section 16(b) of the Exchange Act or who are or may become named executive officers, as determined by the Compensation Committee, shall be granted by the Executive Compensation Committee. All of the decisions of the Executive Compensation Committee are subject to the approval of the Compensation Committee, which in turn is subject to approval by the Board of Directors.

Awards Available under the Stock Plan

     Each award under the Stock Plan, and each right under any award, may be exercised during the participant's lifetime only by the participant, unless otherwise determined by the Compensation Committee or, if permissible under applicable law, by the participant's guardian or legal representative. Generally, the awards may not be assigned, alienated, pledged, attached, sold or otherwise transferred or encumbered by a participant other than by will or by the laws of descent and distribution, unless otherwise provided for in an stock option agreement. The designation of a beneficiary will not constitute an assignment, alienation, pledge, attachment, sale, transfer or encumbrance for purposes of the Stock Plan.

     The Stock Plan originally authorized the grant of awards with respect to a maximum of 6,242,400 shares of common stock, of which 801,040 remained available to be granted as of December 31, 2002 and 4,123,208 were subject to outstanding awards. Any shares covered by awards which are forfeited, expire or which are terminated or canceled for any reason (other than as a result of the exercise or vesting of the award) will again be available for grant under the Stock Plan. The Stock Plan restricts the number of options or stock appreciation rights that may be granted to any one participant during a calendar year to a maximum of 250,000 shares of common stock. In addition, in the event of a reclassification, recapitalization, stock split, stock dividend, combination of shares or other similar event, the maximum number and kind of shares reserved for issuance or with respect to which awards may be granted under the Stock Plan shall be adjusted to reflect such event as the Compensation Committee deems appropriate and equitable in the number, kind and price of shares covered by outstanding awards made under the Stock Plan (and in any other matters that relate to awards and that are affected by the changes in the common stock referred to above). The Stock Plan is not subject to the Employee Retirement Income Security Act of 1974, as amended, or Section 401(a) of the Internal Revenue Code.

Types of Awards

     The following awards may be granted under the Stock Plan: non-qualified stock options, incentive stock options, stock appreciation rights, restricted stock or unrestricted stock or phantom stock.

     Stock Options. A stock option granted under the Stock Plan provides a participant the right to purchase, subject to the terms of the stock option agreement, for a specified period of time (in the case of an incentive stock option, not more than ten years from the date of grant), a stated number of shares of common stock at the price specified in the stock option agreement (in the case of an incentive stock option, no less than fair market value on the date of grant). All other terms and conditions of the options are determined by the Compensation Committee, subject to the terms and conditions of the Stock Plan, and set forth in the applicable stock option agreement. An option generally may be exercised by delivery of an amount equal to the exercise price of that option in cash, shares of common stock (provided that the common stock delivered has been owned by the participant for at least six months or was previously acquired by the participant on the open market), any combination of the above or as the Compensation Committee may otherwise determine. Under the terms of the Stock Plan, the Compensation Committee may approve the use of brokered exercises of options, but to date has elected not to approve such exercise of options. In the event of the participant's disability or death, the provisions of the Stock Plan will apply to the participant's legal representative or guardian, executor, personal representative, or to the person to whom the option and/or shares shall have been transferred by will or the laws of descent and distribution, as though that person is the participant. The Compensation Committee may provide for the grant of additional options to any eligible grantee upon the exercise of options through the delivery of shares of our common stock, but to date has elected not to grant such additional options.

     The Compensation Committee determines and designates those persons to whom awards are granted and also determines: the award period; the vesting period; and other terms, provisions, limitation and performance requirements, provided they are not inconsistent with the Stock Plan.

     Stock Appreciation Rights. A stock appreciation right provides the participant the right to receive an amount equal to the excess of the fair market value of a share of common stock on the date of exercise of the stock appreciation right over the grant price of the stock appreciation right. Stock appreciation rights may be granted in tandem with another award, in addition to another award, or freestanding and unrelated to another award. The Compensation Committee is authorized under the Stock Plan to determine the terms of the stock appreciation right and whether a stock appreciation right will be settled in cash, shares of common stock or a combination of cash and shares of common stock. If on the last day of the option term for an option with a tandem stock appreciation right, the fair market value of common stock exceeds the grant price of the stock appreciation right, the stock appreciation right will be deemed to have been exercised by the grantee. No stock appreciation rights are currently outstanding and no such stock awards have ever been granted.

     Stock Awards: Restricted Stock, Unrestricted Stock and Phantom Stock. Subject to the other applicable provisions of the Stock Plan, the Compensation Committee may at any time and from time to time grant stock awards to eligible participants in such amount and for such consideration, as it determines. A stock award may be denominated in shares of common stock or stock-equivalent units, and may be paid in common stock, in cash, or in a combination of common stock and cash, as determined in the sole and absolute discretion of the Compensation Committee from time to time. No restricted stock, unrestricted stock or phantom stock are currently outstanding and no such stock awards have ever been granted.

     With respect to an award of restricted stock or phantom shares that is intended to comply with Section 162(m) of the Code, if and to the extent required for such compliance, the vesting of the award will depend on the achievement of one or more performance goals established by the Committee, selected from among the following: cash flow; market value; capital spending; book value; earnings per share; market share; operating profit; net income; return on capital; return on assets; return on equity; margins; shareholder return; company growth; productivity improvement; EBITDA; revenue growth; return on investment capital; or costs or expenses. In any calendar year, the combined maximum number of restricted shares and phantom stock units that may be granted to any individual is 250,000. The performance-goal limitations and the annual award limitation on grants of restricted stock and phantom stock units were added by amendment to the Stock Plan on April 10, 2003; the Stock Plan previously in effect did not impose these restrictions on awards.

Change in Control

     In the event of any proposed change in control (as defined in the Stock
Plan), the Compensation Committee shall take such action as it deems appropriate and equitable to effectuate the purposes of the Stock Plan and to protect the grantees of the awards, which may include, without limitation, the following:

     o acceleration or change of the exercise dates of any award so that the unvested portion of any award becomes fully vested and immediately exercisable;

     o arrangements with grantees for the payment of appropriate consideration to them for the cancellation and surrender of any award, which shall not be less than consideration paid for our other common stock which is acquired, sold, transferred, or exchanged because of the proposed change in control; and

     o in any case where equity securities other than our common stock are proposed to be delivered in exchange for or with respect to common stock, arrangements providing that any award shall become one or more awards with respect to such other equity securities.

Dissolution

     In the event we dissolve and liquidate, other than pursuant to a plan of merger or reorganization, then each grantee may receive appropriate consideration as the Committee may arrange for the grantee's equity awards.

FEDERAL INCOME TAX CONSEQUENCES

     The following summarizes the United States federal income tax consequences that generally will arise with respect to awards granted under the Stock Plan. This summary is based on the tax laws in effect as of the date of this Proxy Statement. Changes to these laws could alter the tax consequences described below.

Incentive Stock Options

     The grant of an option will not be a taxable event for the grantee or for us. A grantee will not recognize taxable income upon exercise of an incentive stock option (except that the alternative minimum tax may apply), and any gain realized upon a disposition of our common stock received pursuant to the exercise of an incentive stock option will be taxed as long-term capital gain if the grantee holds the shares for at least two years after the date of grant and for one year after the date of exercise (the "Holding Period Requirement"). We will not be entitled to any business expense deduction with respect to the exercise of an incentive stock option, except as discussed below. If the grantee fails to satisfy the Holding Period Requirement, the grantee will recognize ordinary income upon the disposition of the common stock in an amount generally equal to the excess of the fair market value of the common stock at the time the option was exercised over the option exercise price (but not in excess of the gain realized on the sale). The balance of the realized gain, if any, will be capital gain. We will be allowed a business expense deduction to the extent the grantee recognizes ordinary income, subject to the possible limitations on deductibility under Sections 280G and 162(m) of the Code, of compensation paid to the executives designated in those sections.

Non-Qualified Options

     The grant of an option will not be a taxable event for the grantee or for us. Upon exercising a non-qualified option, a grantee will recognize ordinary income in an amount equal to the fair market value of the common stock on the date of exercise minus the exercise price paid by the grantee for the option. Upon a subsequent sale or exchange of shares acquired pursuant to the exercise of a non-qualified option, the grantee will have taxable gain or loss, measured by the difference between the amount realized on the disposition and the tax basis of the shares (generally, the fair market value of the common stock on the date of exercise). We will be entitled to a business expense deduction in the same amount and generally at the same time as the grantee recognizes ordinary income, subject to the possible limitations on deductibility described above. The payment by a grantee of the exercise price of a non-qualified option, in full or in part, with previously acquired shares of common stock will not affect the tax treatment of the exercise described above.

Stock Appreciation Rights

     There are no immediate tax consequences of receiving an award of stock appreciation rights under the Stock Plan. Upon exercising a stock appreciation right, a grantee will recognize ordinary income in an amount equal to the difference between the exercise price and the fair market value of the common stock on the date of exercise. We will be entitled to a business expense deduction in the same amount and generally at the same time as the grantee recognizes ordinary income, subject to the possible limitations on deductibility described above.

Restricted Stock

     There are no immediate tax consequences of receiving an award of restricted common stock under the Stock Plan. A grantee who is awarded restricted common stock will be required to recognize ordinary income in an amount equal to the fair market value of shares issued to such grantee at the end of the restriction period or, if later, the payment date. The amount of taxable income to the grantee will be deductible by us for federal income tax purposes, subject to the possible limitations on deductibility described above.

Unrestricted Stock

     Participants who are awarded unrestricted common stock will be required to recognize ordinary income in an amount equal to the fair market value of the shares on the date of the award, reduced by the amount, if any, paid for such shares. The amount of taxable income to the grantee will be deductible by us for federal income tax purposes, subject to the possible limitations on deductibility described above.

Phantom Stock

     The tax consequences associated with a Phantom Stock award granted under the Stock Plan will vary depending on the specific terms of the award. Among the relevant factors are whether or not the award has a readily ascertainable fair market value, whether or not the award is subject to forfeiture provisions or restrictions on transfer, the nature of the property to be received by the participant under the award, and the participant's holding period and tax basis for the award or underlying stock. The amount of taxable income to the grantee will be deductible by us for federal income tax purposes, subject to the possible limitations on deductibility described above.

Section 162(m) Deductibility Rules

     In general, Section 162(m) of the Code denies a publicly held corporation a deduction for federal income tax purposes for compensation in excess of $1,000,000 per year per person to its chief executive officer and the four other officers whose compensation is disclosed in its proxy statement, subject to certain exceptions. Options will generally qualify under the "performance-based compensation" exception if they are granted under a plan that states the maximum number of shares with respect to which options may be granted to any employee during a specified period, the exercise price is not less than the fair market value of the common stock at the time of grant, and the plan under which the options are granted is approved by stockholders and is administered by a committee comprised of two or more outside directors. The Stock Plan is intended to satisfy these requirements with respect to grants of options to covered employees.

     With respect to awards of restricted stock and phantom stock units, in order to satisfy the "performance-based compensation" exception to the deduction limitation of Section 162(m) of the Code, the vesting of the award must be contingent solely on the attainment of one or more performance goals determined by a committee of two or more outside directors. The Stock Plan is designed to permit awards of performance share units, restricted stock and phantom stock units to qualify under the "performance-based compensation" exception to Section 162(m) of the Code.

New Plan Benefits

     Because awards to be granted in the future under the Stock Plan are at the discretion of the Compensation Committee or Executive Compensation Committee, it is not possible to determine the benefits or the amounts received under the Stock Plan by our employees, officers, directors and consultants.

Required Vote

     The approval and adoption of the Amended and Restated Anteon International Corporation Omnibus Stock Plan requires the affirmative vote of the holders of a majority of the shares of our common stock present at the Annual Meeting in person or by proxy and entitled to vote, provided a quorum is present. An abstention from voting on this proposal will have the effect of a "no" vote. Broker non-votes are considered not cast and therefore will not affect the outcome of the vote.

     One of our principal stockholders and the Chairman of the Board of Directors, Frederick J. Iseman, who beneficially owns 13,365,322 (or approximately 38.7% of the outstanding) shares of the Company's Common Stock, has informed the Company that he intends to vote all of such shares in favor of this proposal.

        THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE APPROVAL AND
           ADOPTION OF THE AMENDED AND RESTATED ANTEON INTERNATIONAL
                         CORPORATION OMNIBUS STOCK PLAN

                                   PROPOSAL 3

                        RATIFICATION OF THE SELECTION OF
                              INDEPENDENT AUDITORS

     On February 27, 2003, upon the recommendation of our Audit Committee, our Board of Directors selected KPMG LLP to serve as the independent auditors of the Company for the calendar year ending December 31, 2003. The Board of Directors proposes and recommends that the stockholders ratify this selection. KPMG has served as the Company's independent auditors since 1996. If this proposal is not approved at the Annual Meeting, the Board of Directors may reconsider its selection of KPMG.

     Representatives of KPMG are expected to be present, and will have an opportunity to make a statement, at the Annual Meeting, and will be available to respond to questions.

Audit Fees

     KPMG billed the Company an aggregate of approximately $745,000 for professional services rendered in connection with the audit of the Company's consolidated financial statements as of and for the calendar year ended December 31, 2002 and its reviews of the Company's consolidated financial statements included in the Company's Forms 10-Q during the 2002 calendar year.

Financial Information Systems Design and Implementation Fees

     During calendar year ended December 31, 2002, KPMG provided no services and therefore billed no fees to the Company in connection with financial information systems design and implementation.

All Other Fees

     During the calendar year ended December 31, 2002, KPMG billed the Company an aggregate of approximately $956,000 for services rendered in connection with acquisition due diligence, initial public offering, benefit plan audit, debt compliance certification and tax compliance and research assistance.

     The Audit Committee of the Board of Directors has determined that the provision of services by KPMG described in the preceding paragraph are compatible with maintaining KPMG's independence as the Company's principal accountant.

Required Vote

     The ratification of the selection by the Company's Board of Directors of KPMG as our independent auditors for the calendar year ending December 31, 2003 requires the affirmative vote of the holders of a majority of the shares of our common stock present at the Annual Meeting in person or by proxy and entitled to vote, provided a quorum is present. An abstention from voting on this proposal will have the effect of a "no" vote. Broker non-votes are considered not cast and therefore will not affect the outcome of the vote.

     One of our principal stockholders and the Chairman of the Board of Directors, Frederick J. Iseman, who beneficially owns 13,365,322 (or approximately 38.7% of the outstanding) shares of the Company's Common Stock, has informed the Company that he intends to vote all of such shares in favor of this proposal.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE RATIFICATION OF THE
               SELECTION OF KPMG LLP AS OUR INDEPENDENT AUDITORS

                                  OTHER MATTERS

     The Board of Directors does not know of any other matters which may come before the Annual Meeting. However, if any other matters are properly presented to the Annual Meeting, it is the intention of the persons named in the accompanying proxy to vote, or otherwise act, in accordance with their judgment on such matters.

     From time to time, stockholders present proposals which may be a proper subject for inclusion in the Company's Proxy Statement and for consideration at the next Annual Meeting. Any stockholder who desires to bring a proposal at the Company's 2004 Annual Meeting of Stockholders without including such proposal in the Company's Proxy Statement, must deliver written notice thereof to the Secretary of the Company not before January 16, 2004 and not later than February 15, 2004. Stockholder proposals intended to be included in the 2004 Proxy Statement must be received by the Company not later than December 17, 2003 and otherwise comply with the requirements of Rule 14a-8 under the Exchange Act. If a stockholder proposal is not properly submitted for inclusion in the 2004 Proxy Statement pursuant to the requirements described above (but otherwise complies with the advance notice provisions of the Company's amended and restated bylaws), management will be permitted to vote proxies in its discretion if it advises stockholders in the 2004 Proxy Statement about the nature of the matter and how management intends to vote on such matter.

     All costs of solicitation of proxies will be borne by the Company. In addition to solicitations by mail, the Company's directors, officers and employees, without additional remuneration, may solicit proxies by telephone, Internet and personal interviews, and the Company reserves the right to retain outside agencies for the purpose of soliciting proxies. Brokers, custodians and fiduciaries will be requested to forward proxy soliciting material to the owners of stock held in their names, and, as required by law, the Company will reimburse them for their out-of-pocket expenses in this regard.


                           By Order of the Board of Directors,


                           Curtis L. Schehr, Secretary

                                   APPENDIX A

                        ANTEON INTERNATIONAL CORPORATION
                               BOARD OF DIRECTORS

                             AUDIT COMMITTEE CHARTER

                                                Revision dated February 27, 2003

I.       Purpose

     The primary objective of the Audit Committee is to assist the Board in fulfilling its oversight responsibilities with respect to (a) the financial statements and other financial information provided by the Company to its stockholders, the public and others, (b) the Company's compliance with legal and regulatory requirements, (c) the independent auditors' qualifications and independence and (d) the performance of the Company's internal audit function and independent auditors.

     Although the Audit Committee has the powers and responsibilities set forth in this Charter, the role of the Audit Committee is oversight. The members of the Audit Committee are not full-time employees of the Company and may or may not be accountants or auditors by profession or experts in the fields of accounting or auditing and, in any event, do not serve in such capacity. Consequently, it is not the duty of the Audit Committee to conduct audits or to determine that the Company's financial statements and disclosures are complete and accurate and are in accordance with generally accepted accounting principles and applicable rules and regulations. These are the responsibilities of management and the independent auditors.

II.      Organization

     The Audit Committee shall consist of three or more directors and shall satisfy the independence, financial literacy and experience requirements of
Section 10A of the Securities Exchange Act, the New York Stock Exchange and any other regulatory requirements.

     The members of the Audit Committee shall be appointed by the Board on the recommendation of the Nominating & Governance Committee.

     The Audit Committee may form and delegate authority to subcommittees when appropriate.

III.     Meetings

     The Audit Committee shall meet at least four times per year on a quarterly basis, or more frequently as circumstances require. As part of its job to foster open communication, the Audit Committee shall meet at least quarterly with management, the chief internal auditor and the independent auditors in separate executive sessions to discuss any matters that the Audit Committee or each of these groups believe should be discussed privately.

IV.      Authority and Responsibilities

     In recognition of the fact that the independent auditors are ultimately accountable to the Audit Committee, the Audit Committee shall have the sole authority and responsibility to select, evaluate and, where appropriate, replace the independent auditors (or to nominate the independent auditors for stockholder approval), and shall approve all audit engagement fees and terms and all non-audit engagements with the independent auditors. The Audit Committee shall consult with management and the internal audit group but shall not delegate these responsibilities.

     To fulfill its responsibilities, the Audit Committee shall:

           With respect to the independent auditors:

     1. Be directly responsible for the appointment, compensation and oversight of the work of the independent auditors (including resolution of disagreements between management and the independent auditors regarding financial reporting) for the purpose of preparing the audit report or related work.

     2. Have the sole authority to review in advance, and grant any appropriate pre-approvals, of (a) all auditing services to be provided by the independent auditors and (b) all non-audit services to be provided by the independent auditors as permitted by Section 10A of the Securities Exchange Act, and, in connection therewith, to approve all fees and other terms of engagement. The Audit Committee shall also review and approve disclosures required to be included in Securities and Exchange Commission periodic reports filed under
Section 13(a) of the Securities Exchange Act with respect to non-audit services.

     3. Review on an annual basis the performance of the independent auditors, including the lead audit partner.

     4. Ensure that the independent auditors submit to the Audit Committee on an annual basis a written statement consistent with Independent Standards Board Standard No. 1, discuss with the independent auditors any disclosed relationships or services that may impact the objectivity and independence of the independent auditors and satisfy itself as to the independent auditors' independence.

     5. At least annually, obtain and review an annual report from the independent auditors describing (a) the independent auditors' internal quality control procedures and (b) any material issues raised by the most recent internal quality control review, or peer review, of the independent auditors, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the independent auditors, and any steps taken to deal with any such issues.

     6. Confirm that the lead audit partner and the audit partner responsible for reviewing the audit, has not performed audit services for the Company in each of the five previous fiscal years. Consider whether, in order to assure continuing auditor independence, it is appropriate to adopt a policy of rotating the independent auditors on a regular basis.

     7. Review all reports required to be submitted by the independent auditors to the Audit Committee under Section 10A of the Securities Exchange Act.

     8. Review, based upon the recommendation of the independent auditors and the chief internal auditor, the scope and plan of the work to be done by the independent auditors.

           With respect to the annual financial statements:

     9. Review and discuss with management, the internal audit group and the independent auditors the Company's annual audited financial statements, including disclosures made in "Management's Discussion and Analysis of Financial Condition and Results of Operations."

     10. Discuss with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61, as amended, relating to the conduct of the audit.

     11. Recommend to the Board, if appropriate, that the Company's annual audited financial statements be included in the Company's annual report on Form 10-K for filing with the Securities and Exchange Commission.

     12. Prepare the report required by the Securities and Exchange Commission to be included in the Company's annual proxy statement and any other reports of the Audit Committee required by applicable securities laws or stock exchange listing requirements or rules.

           With respect to quarterly financial statements:

     13. Review and discuss with management, the internal audit group and the independent auditors the Company's quarterly financial statements, including disclosures made in "Management's Discussion and Analysis of Financial Condition and Results of Operations" and the independent auditors' review of the quarterly financial statements, prior to submission to stockholders, any governmental body, any stock exchange or the public.

           Annual reviews:

     14. Discuss with management and the independent auditors major issues regarding accounting principles used in the preparation of the Company's financial statements, including any significant changes in the Company's selection or application of accounting principles. Review and discuss analyses prepared by management and/or the independent auditors setting forth significant financial reporting issues and judgments made in connection with the preparation of the financial statements, including analyses of the effects of alternative approaches under GAAP.

           Periodic reviews:

     15. Periodically review separately with each of management, the independent auditors and the internal audit group (a) any significant disagreement between management and the independent auditors or the internal audit group in connection with the preparation of the financial statements, (b) any difficulties encountered during the course of the audit, including any restrictions on the scope of work or access to required information and (c) management's response to each.

     16. Periodically discuss with the independent auditors, without management being present, (a) their judgments about the quality and appropriateness of the Company's accounting principles and financial disclosure practices as applied in its financial reporting and (b) the completeness and accuracy of the Company's financial statements.

     17. Consider and approve, if appropriate, significant changes to the Company's accounting principles and financial disclosure practices as suggested by the independent auditors, management or the internal audit group. Review with the independent auditors, management and the internal audit group, at appropriate intervals, the extent to which any changes or improvements in accounting or financial practices, as approved by the Audit Committee, have been implemented.

     18. Review and discuss with management, the internal audit group, the independent auditors and the Company's in-house and independent counsel, as appropriate, any legal, regulatory or compliance matters that could have a significant impact on the Company's financial statements, including applicable changes in accounting standards or rules.

           Discussions with management:

     19. Review and discuss with management the Company's earnings press releases, including the use of non-GAAP financial information (as defined in Regulation G), as well as financial information and earnings guidance provided to analysts and rating agencies. Such discussions may be done generally (i.e., discussion of the types of information to be disclosed and the types of presentations to be made).

     20. Review and discuss with management all material off-balance sheet transactions, arrangements, obligations (including contingent obligations) and other relationships of the Company with unconsolidated entities or other persons, that may have a material current or future effect on financial condition, changes in financial condition, results of operations, liquidity, capital resources, capital reserves or significant components of revenues or expenses.

     21. Review and discuss with management the Company's major risk exposures and the steps management has taken to monitor, control and manage such exposures, including the Company's risk assessment and risk management guidelines and policies.

           With respect to the internal audit function and internal controls:

     22. Review, based upon the recommendation of the independent auditors and the chief internal auditor, the scope and plan of the work to be done by the internal audit group and the responsibilities, budget and staffing needs of the internal audit group.

     23. Review and approve the appointment and replacement of the Company's chief internal auditor.

     24. Review on an annual basis the performance of the internal audit group.

     25. In consultation with the independent auditors and the internal audit group, review the adequacy of the Company's internal control structure and procedures designed to insure compliance with laws and regulations, and any special audit steps adopted in light of material deficiencies and controls.

     26. Establish procedures for (a) the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters and (b) the confidential, anonymous submission by employees of the Company of concerns regarding the questionable accounting or auditing matters.

     27. Review (i) the internal control report prepared by management, including management's assessment of the effectiveness of the Company's internal control structure and procedures for financial reporting and (ii) the independent auditors' attestation, and report, on the assessment made by management.

           Other:

     28. Review and approve all related-party transactions.

     29. Review and approve (a) any change or waiver in the Company's code of ethics for the chief executive officer and senior financial officers and (b) any public disclosure made regarding such change or waiver.

     30. Establish a policy addressing the Company's hiring of employees or former employees of the independent auditors who were engaged on the Company's account.

     31. Review and reassess the adequacy of this Charter annually and recommend to the Board any changes deemed appropriate by the Audit Committee.

     32. Review its own performance annually.

     33. Report regularly to the Board. Review with the full Board any issues that have arisen with respect to the quality or integrity of the Company's financial statements, the Company's compliance with legal or regulatory requirements, the performance and independence of the Company's independent auditors or the performance of the internal audit group.

     34. Perform any other activities consistent with this Charter, the Company's by-laws and governing law, as the Audit Committee or the Board deems necessary or appropriate.

V.       Resources

     The Audit Committee shall have the authority to retain independent legal, accounting and other consultants to advise the Audit Committee. The Audit Committee may request any officer or employee of the Company or the Company's outside counsel or independent auditors to attend a meeting of the Audit Committee or to meet with any members of, or consultants to, the Audit Committee.

     The Audit Committee shall determine the extent of funding necessary for payment of compensation to the independent auditors for the purpose of rendering or issuing the annual audit report and to any independent legal, accounting and other consultants retained to advise the Audit Committee.

                                   APPENDIX B

                              AMENDED AND RESTATED
                        ANTEON INTERNATIONAL CORPORATION
                               OMNIBUS STOCK PLAN

1.       Establishment, Purpose and Types of Awards.

     Anteon International Corporation hereby establishes the AMENDED AND RESTATED ANTEON INTERNATIONAL CORPORATION OMNIBUS STOCK PLAN (the "Plan"). The purpose of the Plan is to promote the long-term growth and profitability of Anteon International Corporation (the "Corporation") by (i) providing key people with incentives to improve stockholder value and to contribute to the growth and financial success of the Corporation, and (ii) enabling the Corporation to attract, retain and reward the best available persons for positions of substantial responsibility.

     The Plan permits the granting of stock options (including nonqualified stock options and incentive stock options qualifying under Section 422 of the
Code), stock appreciation rights (including freestanding, tandem and limited stock appreciation rights), restricted or unrestricted stock awards, phantom stock, or any combination of the foregoing (collectively, "Awards").

     The Plan is a compensatory benefit plan within the meaning of Rule 701 under the Securities Act of 1933 (the "Securities Act"). Except to the extent any other exemption from the Securities Act is expressly relied upon in connection with any agreement entered into pursuant to the Plan or the securities issuable hereunder are registered under the Securities Act, the issuance of Common Stock pursuant to the Plan is intended to qualify for the exemption from registration under the Securities Act provided by Rule 701. To the extent that an exemption from registration under the Securities Act provided by Rule 701 is unavailable, all unregistered offers and sales of Awards and shares of Common Stock issuable upon exercise of an Award are intended to be exempt from registration under the Securities Act in reliance upon the private offering exemption contained in Section 4(2) of the Securities Act, or other available exemption, and the Plan shall be so administered.

2.       Definitions.

     Under this Plan, except where the context otherwise indicates, the following definitions apply:

     (a) "Affiliate" shall mean (i) any person controlled by, controlling or under common control with the Corporation, or (ii) to the extent determined by the Committee, any entity in which the Corporation has a significant equity interest.

     (b) "Award" shall mean any stock option, stock appreciation right, stock award, or phantom stock award.

     (c) "Board" shall mean the Board of Directors of the Corporation.

     (d) "Caxton-Iseman Stockholder" shall mean Frederick J. Iseman, Azimuth Technologies, L.P., Azimuth Tech. II, LLC or any of their Affiliates and Associates (within the meaning of Rule 12b-2 of the General Rules and Regulations of the Securities Exchange Act of 1934, as amended (the "Exchange Act").

     (e) "Change in Control" shall, unless in the case of a particular Award, the applicable Grant Agreement states otherwise or contains a different definition of "Change in Control," be deemed to occur upon:

          (i) the acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act) (a "Person") of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 50% or more (on a fully diluted basis) of either (A) the then outstanding shares of Common Stock of the Corporation, taking into account as outstanding for this purpose such Common Stock issuable upon the exercise of options or warrants, the conversion of convertible stock or debt, and the exercise of any similar right to acquire such Common Stock (the "Outstanding Corporation Common Stock") or (B) the combined voting power of the then outstanding voting securities of the Corporation entitled to vote generally in the election of directors (the "Outstanding Corporation Voting Securities"); provided, however, that for purposes of this Agreement, the following acquisitions shall not constitute a Change in
     Control: (I) any acquisition by the Corporation or any Affiliate, (II) any acquisition by any employee benefit plan sponsored or maintained by the Corporation or any Affiliate, (III) any acquisition by any Caxton-Iseman Stockholder, (IV) any acquisition which complies with clauses (A), (B) and
     (C) of subsection (v) of this Section 2(d), or (V) in respect of an Award held by a particular Participant, any acquisition by the Participant or any group of persons including the Participant (or any entity controlled by the Participant or any group of persons including the Participant);

          (ii) Individuals who, on the date hereof, constitute the Board (the "Incumbent Directors") cease for any reason to constitute at least a majority of the Board, provided that any person becoming a director subsequent to the date hereof, whose election or nomination for election was approved by a vote of at least two-thirds of the Incumbent Directors then on the Board (either by a specific vote or by approval of the proxy statement of the Corporation in which such person is named as a nominee for director, without written objection to such nomination) shall be an Incumbent Director; provided, however, that no individual initially elected or nominated as a director of the Corporation as a result of an actual or threatened election contest with respect to directors or as a result of any other actual or threatened solicitation of proxies or consents by or on behalf of any person other than the Board shall be deemed to be an Incumbent Director;

          (iii) the dissolution or liquidation of the Corporation;

          (iv) the sale of all or substantially all of the business or assets of the Corporation to any Person (other than a Caxton-Iseman Stockholder); or

          (v) the consummation of a merger, consolidation, statutory share exchange or similar form of corporate transaction involving the Corporation that requires the approval of the Corporation's stockholders, whether for such transaction or the issuance of securities in the transaction (a "Business Combination"), unless immediately following such Business
     Combination: (A) more than 50% of the total voting power of (x) the corporation resulting from such Business Combination (the "Surviving Corporation"), or (y) if applicable, the ultimate parent corporation that directly or indirectly has beneficial ownership of sufficient voting securities eligible to elect a majority of the directors of the Surviving Corporation (the "Parent Corporation"), is represented by the Outstanding Corporation Voting Securities that were outstanding immediately prior to such Business Combination (or, if applicable, is represented by shares into which the Outstanding Corporation Voting Securities were converted pursuant to such Business Combination), and such voting power among the holders thereof is in substantially the same proportion as the voting power of the Corporation's Voting Securities among the holders thereof immediately prior to the Business Combination, (B) no Person (other than any employee benefit plan sponsored or maintained by the Surviving Corporation or the Parent Corporation or a Caxton-Iseman Stockholder), is or becomes the beneficial owner, directly or indirectly, of 50% or more of the total voting power of the outstanding voting securities eligible to elect directors of the Parent Corporation (or, if there is no Parent Corporation, the Surviving Corporation) and (C) at least a majority of the members of the board of directors of the Parent Corporation (or, if there is no Parent Corporation, the Surviving Corporation) following the consummation of the Business Combination were Board members at the time of the Board's approval of the execution of the initial agreement providing for such Business Combination.

     (f) "Code" shall mean the Internal Revenue Code of 1986, as amended, and any regulations issued thereunder.

     (g) "Committee" shall mean the Committee of Board, unless otherwise determined by the Board.

     (h) "Common Stock" shall mean shares of the Corporation's Class I Common Stock, par value of five cents ($0.05) per share.

     (i) "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

     (j) "Executive Compensation Committee" shall mean the committee of Board members appointed pursuant to Section 3(b) of the Plan to administer the Plan with respect to the individuals specified therein.

     (k) "Fair Market Value" of a share of the Corporation's Common Stock for any purpose on a particular date shall be determined in a manner such as the Committee shall in good faith determine to be appropriate; provided, however, that if the Common Stock is publicly traded, then, unless the Committee shall otherwise determine, the Fair Market Value shall mean the last reported sale price per share of Common Stock, regular way, or, in case no such sale takes place on such day, the average of the closing bid and asked prices, regular way, in either case as reported in the principal consolidated transaction reporting system with respect to securities listed or admitted to trading on a national securities exchange or included for quotation on the Nasdaq-National Market, or if the Common Stock is not so listed or admitted to trading or included for quotation, the last quoted price, or if the Common Stock is not so quoted, the average of the high bid and low asked prices, regular way, in the over-the-counter market, as reported by the National Association of Securities Dealers, Inc. Automated Quotation system or, if such system is no longer in use, the principal other automated quotations system that may then be in use or, if the Common Stock is not quoted by any such organization, the average of the closing bid and asked prices, regular way, as furnished by a professional market maker making a market in the, Common Stock as selected in good faith by the Committee or by such other source or sources as shall be selected in good faith by the Committee; and provided further, that in the case of incentive stock options, the determination of Fair Market Value shall be made by the Committee in good faith in compliance with the Treasury Regulations under Section 422 of the Code. If, as the case may be, the relevant date is not a trading day, the determination shall be made as of the next preceding trading day. As used herein, the term "trading day" shall mean a day on which public trading of securities occurs and is reported in the principal consolidated reporting system referred to above, or if the Common Stock is not listed or admitted to trading on a national securities exchange or included for quotation an the Nasdaq-National Market, any day other than a Saturday, a Sunday or a day in which banking institutions in the State of New York are closed.

     (l) "Grant Agreement" shall mean a written agreement between the Corporation and a grantee memorializing the terms and conditions of an Award granted pursuant to the Plan.

     (m) "Grant Date" shall mean the date on which the Committee formally acts to grant an Award to a grantee or such other date as the Committee shall so designate at the time of taking such formal action.

     (n) "Parent" shall mean a corporation, whether now or hereafter existing, within the meaning of the definition of "Parent corporation" provided in Section 424(e) of the Code, or any successor thereto of similar import.

     (o) "Rule 16b-3" shall mean Rule 16b-3 as in effect under the Exchange Act on the effective date of the Plan, or any successor provision prescribing conditions necessary to exempt the issuance of securities under the Plan (and further transactions in such securities) from Section 16(b) of the Exchange Act.

     (p) "Subsidiary" and "subsidiaries" shall mean only a corporation or corporations, whether now or hereafter existing, within the meaning of the definition of "subsidiary corporation" provided in Section 424(f) of the Code, or any successor thereto of similar import.

3.       Administration.

     (a) Procedure. The Plan shall be administered by a Committee consisting of not less than two (2) members of the Board to administer the Plan on behalf of the Board, subject to such terms and conditions as the Board may prescribe. The Committee shall continue to serve until otherwise directed by the Board. From time to time, the Board may increase the size of the Committee and appoint additional members thereof, remove members (with or without cause) and appoint new members in substitution therefor, fill vacancies, however caused, and remove all members of the Committee and, thereafter, directly administer the Plan. Notwithstanding the foregoing or any other provisions of this Plan, (i) the Board may at any time or from time to time resolve to administer the Plan and, in such case, references herein to the Committee shall mean the Board when so acting as the Committee, and (ii) when the Committee is acting and not the Board, all of the Committee's decisions under this Plan will be subject to the approval of the Board.

     Members of the Board or Committee who are either eligible for Awards or have been granted Awards may vote on any and all matters, including matters affecting the administration of the Plan or the grant of Awards pursuant to the Plan, except that no such member shall act upon the granting of a specific Award to himself or herself, but any such member may be counted in determining the existence of a quorum at any meeting of the Board or the Committee during which action is taken with respect to the granting of an Award to him or her.

     The Committee shall meet at such times and places and upon such notice as it may determine. A majority of the Committee shall constitute a quorum. Any acts by the Committee may be taken at any meeting at which a quorum is present and shall be by majority vote of those members entitled to vote. Additionally, any acts reduced to writing or approved in writing by all of the members of the Committee shall be valid acts of the Committee.

     (b) Procedure After Registration of Common Stock. Notwithstanding the provisions of subsection (a) above, in the event that the Common Stock or any other capital stock of the Corporation becomes registered under Section 12 of the Exchange Act, for purposes of complying with Rule 16b-3 and Section 162(m) of the Code, references herein to the "Committee" shall refer to the members of the Executive Compensation Committee of the Corporation but only with respect to persons subject to Section 16(b) of the Exchange Act or those that the Committee determines may be "covered employees" within the meaning of Section 162(m) of the Code. The Executive Compensation Committee shall consist of at least two (2) members who are both "Non-Employee Directors" within the meaning of Rule 16b-3, and "outside directors" within the meaning of Section 162(m) of the Code to the extent intended to be applicable and all of the Executive Compensation Committee's decisions under this plan will be subject to the approval of the Committee (as constituted under Section 3(a)); provided, however, the mere fact that a Committee member shall fail to qualify under the foregoing requirements shall not invalidate any award made by the Committee which award is otherwise validly made under the Plan.

     (c) Power of the Committee. The Committee shall have all the powers vested in it by the terms of the Plan, such powers to include the authority, in its sole and absolute discretion, to grant Awards under the Plan, prescribe Grant Agreements evidencing such Awards and establish programs for granting Awards. The Committee shall have full power and authority to take all other actions necessary to carry out the purpose and intent of the Plan, including, but not limited to, the authority to:

          (i) determine the eligible persons to whom, and the time or times at which Awards shall be granted,

          (ii) determine the types of Awards to be granted,

          (iii) determine the number of shares to be covered by or used for reference purposes for each Award,

          (iv) impose such terms, limitations, restrictions and conditions upon any such Award as the Committee shall deem appropriate,

          (v) modify, extend or renew outstanding Awards, accept the surrender of outstanding Awards and substitute new Awards, provided that no such action shall be taken with respect to any outstanding Award which would adversely affect the grantee without the grantee's consent,

          (vi) accelerate or otherwise change the time in which an Award may be exercised or becomes payable and to waive or accelerate the lapse, in whole or in part, of any restriction or condition with respect to such Award, including, but not limited to, any restriction or condition with respect to the vesting or exercisability of an Award following termination of any grantee's employment, and

          (vii) to establish objectives and conditions, if any, for earning Awards and determining whether Awards will be paid after the end of a performance period.

     The Committee shall have full power and authority to administer and interpret the Plan and any Grant Agreements, and to adopt such rules, regulations, agreements, guidelines and instruments for the administration of the Plan and for the conduct of its business as the Committee deems necessary or advisable and to interpret the same, all within the Committee's sole and absolute discretion.

     Without limiting the generality of the preceding provisions, the Committee may, but solely with the Participants consent, agree to cancel any Award under the Plan and issue a new Award in substitution therefor upon such terms as the Committee may in its sole discretion determine, provided that the substituted Award satisfies all applicable Plan requirements as of the date such new Award is made.

     The determination of the Committee on all matters relating to the Plan or any Grant Agreement shall be conclusive.

     (d) Limited Liability. To the maximum extent permitted by law, no member of the Board or Committee shall be liable for any action taken or decision made in good faith relating to the Plan or any Award thereunder.

     (e) Indemnification. To the maximum extent permitted by law, the members, including former members, of the Board and Committee shall be indemnified by the Corporation in respect of all their activities under the Plan.

     (f) Effect of Committee's Decision. All actions taken and decisions and determinations made by the Committee on all matters relating to the Plan pursuant to the powers vested in it hereunder shall be in the Committee's sole and absolute discretion and shall be conclusive and binding on all parties concerned, including the Corporation, its stockholders, any participants in the Plan and any other employee of the Corporation, and their respective successors in interest.

4.       Shares Available for the Plan; Maximum Awards.

     (a) Subject to adjustments as provided in Section 11 of the Plan, the shares of stock that may be delivered or purchased or used for reference purposes (with respect to stock appreciation rights, phantom stock units or performance awards payable in cash) with respect to Awards granted under the Plan, including with respect to incentive stock options intended to qualify under Section 422 of the Code, shall not exceed an aggregate of 6,242,400 (1) shares of Common Stock of the Corporation. The Corporation shall reserve said number of shares for Awards under the Plan, subject to adjustments as provided in Section 11 of the Plan. If any Award, or portion of an Award under the Plan expires or terminates unexercised, becomes unexercisable or is forfeited or otherwise terminated, surrendered or canceled as to any shares without the delivery of shares of Common Stock or other consideration, the shares subject to such Award shall thereafter be available for further Awards under the Plan.

     (b) Shares of Common Stock shall be deemed to have been used in payment of Awards whether they are actually delivered or the Fair Market Value equivalent of such shares is paid in cash. In accordance with (and without limitation upon) the preceding sentence, if and to the extent an Award under the Plan expires, terminates or is canceled for any reason whatsoever without the eligible participant having received any benefit therefrom, the shares covered by such Award shall again become available for future Awards under the Plan.

     (c) Common Stock delivered by the Corporation in settlement of Awards under the Plan may be authorized and unissued Common Stock or Common Stock held in the treasury of the Corporation.

     (d) Subject to Section 11, no person may be granted Options or SARs under the Plan during any calendar year with respect to more than 250,000 (1) shares of Common Stock; provided that such number shall be adjusted pursuant to Section 11, and shares otherwise counted against such number only in a manner which will not cause Options or SARs granted under the Plan to fail to qualify as "performance-based compensation" for purposes of Section 162(m) of the Code, if and to the extent so intended to qualify.

5.       Participation.

     Participation in the Plan shall only be open to employees, officers, directors and consultants of the Corporation, or of any Parent, Subsidiary or Affiliate of the Corporation. Notwithstanding the foregoing, participation in the Plan with respect to Awards of incentive stock options shall be limited to employees of the Corporation or of any Parent or Subsidiary of the Corporation.

     Awards may be granted to such eligible persons and for or with respect to such number of shares of Common Stock as the Committee shall determine, subject to the limitations in Section 4 of the Plan. A grant of any type of Award made in any one year to an eligible person shall neither guarantee nor preclude a further grant of that or any other type of Award to such person in that year or subsequent years.

6.       Stock Options.

     Subject to the other applicable provisions of the Plan, the Committee may from time to time grant to eligible participants Awards of nonqualified stock options or incentive stock options as that term is defined in Section 422 of the Code. The stock option Awards granted shall be subject to the following terms and conditions.

     (a) Grant of Option. The grant of a stock option shall be evidenced by a Grant Agreement, executed by the Corporation and the grantee, stating the number of shares of Common Stock subject to the stock option evidenced thereby and the terms and conditions of such stock option, in such form as the Committee may from time to time determine.

     (b) Price. The price per share payable upon the exercise of each stock option ("exercise price") shall be determined by the Committee, provided, however, that in the case of incentive stock options, the exercise price shall not be less than 100% of the Fair Market Value of the shares on the date the stock option is granted.

     (c) Payment. Stock options may be exercised in whole or in part by payment of the exercise price of the shares to be acquired in accordance with the provisions of the Grant Agreement, and/or such rules and regulations as the Committee may have prescribed, and/or such determinations, orders, or decisions as the Committee may have made. Payment may be made (i) in cash (or cash equivalents acceptable to the Committee), or (ii) in shares of Common Stock based on the Fair Market Value of the shares of Common Stock so delivered; provided, however, that such shares are not subject to any pledge or other security interest and have either been held by the eligible participant for six months, previously acquired by the eligible participant on the open market or meet such other requirements as the Committee may determine including, but not limited to, requirements necessary in order to avoid an accounting earnings charge in respect of the option, or (iii) upon approval of the Committee and subject to such limitations as the Committee may determine, by delivery of a properly executed exercise notice, together with irrevocable instructions, to:
(A) a brokerage firm designated by the Corporation to deliver promptly to the Corporation the aggregate amount of sale or loan proceeds to pay the exercise price and any withholding tax obligations that may arise in connection with the exercise, and (B) the Corporation to deliver the certificates for such purchased shares directly to such brokerage firm, or (iv) any combination of the foregoing, or (v) by such other means as the Committee may prescribe. For purposes of the foregoing clause (ii), the Fair Market Value of shares of Common Stock delivered on exercise of stock options shall be determined as of the date of exercise. Shares of Common Stock delivered in payment of the exercise price may be previously owned shares or, if approved by the Committee, shares acquired upon the exercise of the stock option. Any fractional share will be paid in cash. Subject to any restrictions imposed by the Corporation's lenders or creditors, the Corporation may make loans to grantees to assist grantees in exercising stock options and satisfying any related withholding tax obligations.

     (d) Terms of Options. The term during which each stock option may be exercised shall be determined by the Committee and set forth in the Grant Agreement between the Corporation and the grantee. Prior to the exercise of the stock option and delivery of the shares certificates represented thereby, the grantee shall have none of the rights of a stockholder with respect to any shares represented by an outstanding stock option.

     (e) Restrictions on Incentive Stock Options. Incentive stock option Awards granted under the Plan shall comply in all respects with Code Section 422 and, as such, shall meet the following additional requirements:

          (i) Grant Date. An incentive stock option must be granted within 10 years of the earlier of the Plan's adoption by the Board of Directors or approval by the Corporation's shareholders.

          (ii) Exercise Price and Term. The exercise price of an incentive stock option shall not be less than 100% of the Fair Market Value of the shares on the date the stock option is granted. An incentive stock option must be exercised within 10 years following the date of grant of the incentive stock option. Also, the exercise price of any incentive stock option granted to a grantee who owns (within the meaning of Section 422(b)(6) of the Code, after the application of the attribution rules in Section 424(d) of the Code) more than 10% of the total combined voting power of all classes of shares of the Corporation or its Parent or Subsidiary corporations (within the meaning of Sections 422 and 424 of the Code) shall be not less than 110 % of the Fair Market Value of the Common Stock on the grant date and the term of such stock option shall not exceed five years.

          (iii) Maximum Grant. The aggregate Fair Market Value (determined as of the Grant Date) of shares of Common Stock with respect to which all incentive stock options first become exercisable by any grantee in any calendar year under this or any other plan of the Corporation and its Parent and Subsidiary corporations may not exceed $100,000 or such other amount as may be permitted from time to time under Section 422 of the Code. To the extent that such aggregate Fair Market Value shall exceed $100,000, or other applicable amount, such stock options shall be treated as nonqualified stock options. In such case, the Corporation may designate the shares of Common Stock that are to be treated as stock acquired pursuant to the exercise of an incentive stock option by issuing a separate certificate for such shares and identifying the certificate as incentive stock option shares in the stock transfer records of the Corporation.

          (iv) Grantee. Incentive stock options shall only be issued to employees of the Corporation, or of a Parent or Subsidiary of the Corporation.

          (v) Designation. No stock option shall be an incentive stock option unless so designated by the Committee at the time of grant or in the Grant Agreement evidencing such stock option.

     (f) Reload Options. The Committee may provide for the grant to any eligible participant of additional options ("Reload Options") upon the exercise of options, including Reload Options, through the delivery of shares of Common Stock; provided, however, that (i) Reload Options may be granted only with respect to the same number of shares as were surrendered to exercise the options, (ii) the exercise price per share of the Reload Options shall be not less than 100% of the Fair Market Value as of the Grant Date of the Reload Options and (iii) the Reload Options shall not be exercisable after the expiration of the term of the options, and otherwise shall have the same terms and conditions of the options, the exercise of which resulted in the grant of the Reload Options.

     (g) Other Terms and Conditions. Stock options may contain such other provisions, not inconsistent with the provisions of the Plan, as the Committee shall determine appropriate from time to time.

7.       Stock Appreciation Rights.

     (a) Award of Stock Appreciation Rights. Subject to the other applicable provisions of the Plan, the Committee may at any time and from time to time grant stock appreciation rights ("SARs") to eligible participants, either on a free-standing basis (without regard to or in addition to the grant of a stock option) or on a tandem basis (related to the grant of an underlying stock option), as it determines. SARs granted in tandem with or in addition to a stock option may be granted either at the same time as the stock option or at a later time; provided, however, that a tandem SAR shall not be granted with respect to any outstanding incentive stock option Award without the consent of the grantee. SARs shall be evidenced by Grant Agreements, executed by the Corporation and the grantee, stating the number of shares of Common Stock subject to the SAR evidenced thereby and the terms and conditions of such SAR, in such form as the Committee may from time to time determine. The term during which each SAR may be exercised shall be determined by the Committee. The grantee shall have none of the rights of a stockholder with respect to any Shares of Common Stock represented by an SAR.

     (b) Restrictions of Tandem SARs. No incentive stock option may be surrendered in connection with the exercise of a tandem SAR unless the Fair Market Value of the Common Stock subject to the incentive stock option is greater than the exercise price for such incentive stock option. SARs granted in tandem with stock options shall be exercisable only to the same extent and subject to the same conditions as the stock options related thereto are exercisable. The Committee may, in its discretion, prescribe additional conditions to the exercise of any such tandem SAR.

     (c) Amount of Payment Upon Exercise of SARS. An SAR shall entitle the grantee to receive, subject to the provisions of the Plan and the Grant Agreement, a payment having an aggregate value equal to the product of (i) the excess of (A) the Fair Market Value on the exercise date of one share of Common Stock over (B) the base price per share specified in the Grant Agreement, which shall be determined by the Committee but which shall not be less than 100% of the Fair Market Value of one share of Common Stock on the date of grant of the SAR, times (ii) the number of shares specified by the SAR, or portion thereof, which is exercised. In the case of exercise of a tandem SAR, such payment shall be made in exchange for the surrender of the unexercised related stock option (or any portion or portions thereof which the grantee from time to time determines to surrender for this purpose).

     (d) Form of Payment Upon Exercise of SARS. Payment by the Corporation of the amount receivable upon any exercise of an SAR may be made by the delivery of Common Stock or cash, or any combination of Common Stock and cash, as determined in the sole and absolute discretion of the Committee from time to time. If upon settlement of the exercise of an SAR a grantee is to receive a portion of such payment in shares of Common Stock, the number of shares shall be determined by dividing such portion by the Fair Market Value of a share of Common Stock on the exercise date. No Fractional shares shall be used for such payment and the Committee shall determine whether cash shall be given in lieu of such fractional shares or whether such fractional shares shall be eliminated.

     (e) Automatic exercise. If on the last day of the option term in the case of an option having a tandem SAR (or in the case of an SAR independent of an option, the period established by the Committee after which the SAR shall expire), the Fair Market Value exceeds the amount receivable upon any exercise of the SAR, the eligible participant has not exercised the SAR or the corresponding option, and neither the SAR nor the corresponding option has expired, such SAR shall be deemed to have been exercised by the eligible participant on such last day and the Corporation shall make the appropriate payment therefor.

8.   Stock Awards (Including Restricted and Unrestricted Shares and Phantom
     Stock).

     (a) Stock Awards in General. Subject to the other applicable provisions of the Plan, the Committee may at any time and from time to time grant stock Awards to eligible participants in such amount and for such consideration, including no consideration or such minimum consideration as may be required by law, as it determines. A stock Award may be denominated in shares of Common Stock or stock-equivalent units ("phantom stock"), and may be paid in Common Stock, in cash, or in a combination of Common Stock and cash, as determined in the sole and absolute discretion of the Committee from time to time. With respect to an award of restricted stock or phantom shares that is intended to comply with
Section 162(m) of the Code, if and to the extent required for such compliance, the vesting of the award will depend on the achievement of one or more performance goals established by the Executive Compensation Committee, selected from among the following: cash flow; market value; capital spending; book value; earnings per share; market share; operating profit; net income; return on capital; return on assets; return on equity; margins; shareholder return; company growth; productivity improvement; EBITDA; revenue growth; return on investment capital; or costs or expenses. For any such award: The performance goals shall be established by the Executive Compensation Committee within the time periods specified in Section 162(m), and the Executive Compensation Committee shall certify that the goals have been met before payment is made as provided in Section 162(m). Subject to Section 11, in any calendar year, the combined maximum number of restricted shares and phantom stock units that may be granted to any individual is 250,000 (2); provided that such number shall be adjusted pursuant to Section 11.

     (b) Restricted Shares. Each stock Award shall, specify the applicable restrictions, if any, on such shares of Common Stock, the duration of such restrictions, and the time or times at which such restrictions shall lapse with respect to all or a specified number of shares of Common Stock that are part of the Award. Notwithstanding the foregoing, the Committee may reduce or shorten the duration of any restriction applicable to any shares of Common Stock awarded to any grantee under the Plan. Share certificates with respect to restricted shares of Common Stock granted pursuant to a stock Award may be issued at the time of grant of the Stock Award, subject to Forfeiture as defined in the Grant Agreement if the restrictions do not lapse, or upon lapse of the restrictions. If share certificates are issued at the time of grant of the stock Award, the certificates shall bear an appropriate legend with respect to the restrictions applicable to such stock Award or, alternatively, the grantee may be required to deposit the certificates with the Corporation during the period of any restriction thereon and to execute a blank stock power or other instrument of transfer therefor. Except as otherwise provided by the Committee, during such period of restriction following issuance of share certificates, the grantee shall have all of the rights of a holder of Common Stock, including but not limited to the rights to receive dividends (or amounts equivalent to dividends) and to vote with respect to the restricted shares. If share certificates are issued upon lapse of restrictions on a stock Award, the Committee may provide that the grantee will be entitled to receive any amounts per share pursuant to any dividend or distribution paid by the Corporation on its Common Stock to stockholders of record after grant of the stock Award and prior to the issuance of the share certificates.

     (c) Phantom Stock. The grant of phantom stock units, if any, shall be evidenced by a Grant Agreement, executed by the Corporation and the grantee, that incorporates the terms of the Plan and states the number of Phantom stock units evidenced thereby and the terms and conditions of such Phantom stock units in such form as the Committee may from time to time determine. Phantom stock units granted to a grantee shall be credited to a bookkeeping reserve account solely for accounting purposes and shall not require a segregation of any of the Corporation's assets. Phantom stock units may be exercised in whole or in part by delivery of an appropriate exercise notice to the Committee in accordance with the provisions of the Grant Agreement, and/or such rules and regulations as the Committee may prescribe, and/or such determinations, orders, or decisions as the Committee may make. Except as otherwise provided in the applicable Grant Agreement, the grantee shall have none of the rights of a stockholder with respect to any shares of Common Stock represented by a phantom stock unit as a result of the grant of a phantom stock unit to the grantee. Phantom stock units may contain such other provisions, not inconsistent with the provisions of the Plan, as the Committee shall determine appropriate from time to time.

9.       Withholding of Taxes.

     The Corporation may require, as a condition to the grant of any Award under the Plan or exercise pursuant to such Award or to the delivery of certificates for shares issued or payments of cash to a grantee pursuant to the Plan or a Grant Agreement (hereinafter collectively referred to as a "taxable event"), that the grantee pay to the Corporation, in cash or, unless otherwise determined by the Corporation, in shares of Common Stock, including shares acquired upon grant of the Award or exercise of the Award, valued at Fair Market Value on the date as of which the withholding tax liability is determined, any federal, state or local taxes of any kind required by law to be withheld with respect to any taxable event under the Plan. The Corporation, to the extent permitted or required by law, shall have the right to deduct from any payment of any kind (including salary or bonus) otherwise due to a grantee any federal, state or local taxes of any kind required by law to be withheld with respect to any taxable event under the Plan, or to retain or sell without notice a sufficient number of the shares to be issued to such grantee to cover any such taxes.

10.      Transferability.

     No Award granted under the Plan shall be transferable, except and to the extent that a Grant Agreement provides with respect to an Award that is not an incentive stock option (or related SAR). Unless otherwise determined by the Committee in accord with the provisions of the immediately preceding sentence, an Award may be exercised during the lifetime of the grantee, only by the grantee or, during the period the grantee is under a legal disability, by the grantee's guardian or legal representative.

11.      Adjustments; Business Combinations.

     In the event of a reclassification, recapitalization, stock split, stock dividend, combination of shares, or other similar or extraordinary event, the maximum number and kind of shares reserved for issuance or with respect to which Awards may be granted under the Plan as provided in Section 4 shall be adjusted to reflect such event, and the Committee shall make such adjustments as it deems appropriate and equitable in the number, kind and price of shares covered by outstanding Awards made under the Plan, and in any other matters which relate to Awards and which are affected by the changes in the Common Stock referred to above.

     In the event of any proposed Change in Control, the Committee shall take such action as it deems appropriate and equitable to effectuate the purposes of this Plan and to protect the grantees of Awards, which action may include, but without limitation, the following: (i) acceleration or change of the exercise dates of any Award so that the unvested portion of any Award shall become 100% vested and immediately exercisable; (ii) arrangements with grantees for the payment of appropriate consideration to them for the cancellation and surrender of any Award, which shall not be less than consideration paid for other Common Stock of the Corporation which is acquired, sold, transferred, or exchanged because of the proposed Change in Control; and (iii) in any case where equity securities other than Common Stock of the Corporation are proposed to be delivered in exchange for or with respect to Common Stock of the Corporation, arrangements providing that any Award shall become one or more Awards with respect to such other equity securities.

     The Committee is authorized to make adjustments in the terms and conditions of, and the criteria included in, Awards in recognition of unusual or nonrecurring events (including, without limitation, the events described in the preceding two paragraphs of this Section 11) affecting the Corporation, or the financial statements of the Corporation or any Subsidiary, or of changes in applicable laws, regulations, or accounting principles, whenever the Committee determines that such adjustments are appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan.

     In the event the Corporation dissolves and liquidates (other than pursuant to a plan of merger or reorganization), then notwithstanding any restrictions on exercise set forth in this Plan or any Grant Agreement, or other agreement evidencing a stock option, stock appreciation right or restricted stock Award:
(i) each grantee shall have the right to exercise his stock option or stock appreciation right, or to require delivery of share certificates representing any such restricted stock Award, at any time up to ten (10) days prior to the effective date of such liquidation and dissolution; and (ii) the Committee may make arrangements with the grantee for the payment of appropriate consideration to him or her for the cancellation and surrender of any unvested stock option, stock appreciation right or restricted stock Award that is so canceled or surrendered at any time up to ten (10) days prior to the effective date of such liquidation and dissolution. The Committee may establish a different period (and different conditions) for such exercise, delivery, cancellation, or surrender to avoid subjecting the grantee to liability under Section 16(b) of the Exchange Act. Any stock option or stock appreciation right not so exercised, canceled, or surrendered shall terminate on the last day for exercise prior to such effective date; and any restricted stock as to which there has not been such delivery of share certificates or that has not been so canceled or surrendered, shall be forfeited on the last day prior to such effective date. The Committee shall give to each grantee written notice of the commencement of any proceedings for such liquidation and dissolution of the Corporation and the grantee's rights with respect to his outstanding Award.

12.      Termination and Modification of the Plan.

     The Board, without further approval of the stockholders, may modify or terminate the Plan or any portion thereof at any time, except that no modification shall become effective without prior approval of the stockholders of the Corporation if stockholder approval is necessary to comply with any tax or regulatory requirement or rule of any exchange or Nasdaq System upon which the Common Stock is listed or quoted, including for this purpose stockholder approval that is required to enable the Committee to grant incentive stock options pursuant to the Plan.

     The Committee shall be authorized to make minor or administrative modifications to the Plan as well as modifications to the Plan that may be dictated by requirements of federal or state laws applicable to the Corporation or that may be authorized or made desirable by such laws. The Committee may amend or modify the grant of any outstanding Award in any manner to the extent that the Committee would have had the authority to make such Award as so modified or amended.

13.      Non-Guarantee of Employment.

     Nothing in the Plan or in any Grant Agreement thereunder shall confer any right on an employee to continue in the employ of the Corporation or shall interfere in any way with the right of the Corporation to terminate an employee at any time.

14.      Termination of Employment.

     For purposes of maintaining a grantee's continuous status as an employee and accrual of rights under any Award, transfer of an employee among the Corporation and the Corporation's Parent or Subsidiaries shall not be considered a termination of employment. Nor shall it be considered a termination of employment for such purposes if an employee is placed on military or sick leave or such other leave of absence which is considered as continuing intact the employment relationship; in such a case, the employment relationship shall be continued until the date when an employee's right to reemployment shall no longer be guaranteed either by law or contract.

15.      Designation and Change of Beneficiary.

     Each eligible participant shall file with the Committee a written designation of one or more persons as the beneficiary who shall be entitled to receive the amounts payable with respect to an Award, if any, due under the Plan upon his death. An eligible participant may, from time to time, revoke or change his beneficiary designation without the consent of any prior beneficiary by filing a new designation with the Committee. The last such designation received by the Committee shall be controlling; provided, however, that no designation, or change or revocation thereof, shall be effective unless received by the Committee prior to the eligible participant's death, and in no event shall it be effective as of a date prior to such receipt. If no beneficiary designation is filed by an eligible participant, the beneficiary shall be deemed to be his or her spouse or, if the eligible participant is unmarried at the time of death, his or her estate.

16.      Payments to Persons Other Than Participants.

     If the Committee shall find that any person to whom any amount is payable under the Plan is unable to care for his affairs because of illness or accident, or is a minor, or has died, then any payment due to such person or his estate (unless a prior claim therefor has been made by a duly appointed legal representative) may, if the Committee so directs the Corporation, be paid to his spouse, child, relative, an institution maintaining or having custody of such person, or any other person deemed by the Committee to be a proper recipient on behalf of such person otherwise entitled to payment. Any such payment shall be a complete discharge of the liability of the Committee and the Corporation therefor.

17.      Written Agreement.

     Each Grant Agreement entered into between the Corporation and a grantee with respect to an Award granted under the Plan shall incorporate the terms of this Plan and shall contain such provisions, consistent with the provisions of the Plan, as may be established by the Committee, in its sole and absolute discretion, may decide from time to time.

18.      Non-Uniform Determinations.

     The Committee's determinations under the Plan (including without limitation determinations of the persons to receive Awards, the form, amount and timing of such Awards, the terms and provisions of such Awards and the agreements evidencing same) need not be uniform and may be made by it selectively among persons who receive, or are eligible to receive, Awards under the Plan, whether or not such persons are similarly situated.

19.      Limitation on Benefits.

     With respect to persons subject to Section 16 of the Exchange Act, transactions under this Plan are intended to comply with all applicable conditions of Rule 16b-3. To the extent any provision of the Plan or action by the Committee fails to so comply, it shall be deemed null and void, to the extent permitted by law and deemed advisable by the Committee.

20.       Listing and Registration.

     If the Corporation determines that the listing, registration or qualification upon any securities exchange or upon any listing or quotation system established by the National Association of Securities Dealers, Inc. ("Nasdaq System") or under any law, of shares subject to any Award is necessary or desirable as a condition of, or in connection with, the granting of same or the issue or purchase of shares thereunder, no such Award may be exercised in whole or in part and no restrictions on such Award shall lapse, unless such listing, registration or qualification is effected free of any conditions not acceptable to the Corporation.

21.      Government and Other Regulations.

     The obligation of the Corporation to make payment of Awards in Common Stock or otherwise shall be subject to all applicable laws, rules, and regulations, and to such approvals by governmental agencies as may be required. Notwithstanding any terms or conditions of any Award to the contrary, the Corporation shall be under no obligation to offer to sell or to sell and shall be prohibited from offering to sell or selling any shares of Common Stock pursuant to an Award unless such shares have been properly registered for sale pursuant to the Securities Act with the Securities and Exchange Commission or unless the Corporation has received an opinion of counsel, satisfactory to the Corporation, that such shares may be offered or sold without such registration pursuant to an available exemption therefrom and the terms and conditions of such exemption have been fully complied with. The Corporation shall be under no obligation to register for sale under the Securities Act any of the shares of Common Stock to be offered or sold under the Plan. If the shares of Common Stock offered for sale or sold under the Plan are offered or sold pursuant to an exemption from registration under the Securities Act, the Corporation may restrict the transfer of such shares and may legend the Common Stock certificates representing such shares in such manner as it deems advisable to ensure the availability of any such exemption. The Committee may require the grantee to provide appropriate written investment or other representations, in order to comply with applicable securities laws or in furtherance of the preceding provisions of this Section 21.

22.      No Limit on Other Compensation Arrangements.

     Nothing contained in the Plan shall prevent the Corporation or its Parent or Subsidiary corporations from adopting or continuing in effect other compensation arrangements (whether such arrangements be generally applicable or applicable only in specific cases) as the Committee or the Board in its sole and absolute discretion determines desirable, including without limitation the granting of stock options, stock awards, stock appreciation rights or phantom stock units otherwise than under the Plan.

23.      No Trust or Fund Created.

     Neither the Plan nor any Award shall create or be construed to create a trust or separate fund of any kind or a fiduciary relationship between the Corporation and a grantee or any other person. To the extent that any grantee or other person acquires a right to receive payments from the Corporation pursuant to an Award, such right shall be no greater that the right of any unsecured general creditor of the Corporation.

24.      Reliance on Reports.

     Each member of the Committee and each member of the Board shall be fully justified in relying, acting or failing to act, and shall not be liable for having so relied, acted or failed to act in good faith, upon any report made by the independent public accountant of the Corporation and its Affiliates and upon any other information furnished in connection with the Plan by any person or persons other than himself.

25.      Expenses.

     The expenses of administering the Plan shall be borne by the Company and its Affiliates.

26.      Pronouns.

     Masculine pronouns and other words of masculine gender shall refer to both men and women.

27.      Titles and Headings.

     The titles and headings of the sections in the Plan are for convenience of reference only, and in the event of any conflict, the text of the Plan, rather than such titles or headings shall control.

28.      Severability.

     If any provision of the Plan or any Grant Agreement is or becomes or is deemed to be invalid, illegal, or unenforceable in any jurisdiction or as to any Person or Award, or would disqualify the Plan or any Award under any law deemed applicable by the Committee, such provision shall be construed or deemed amended to conform to the applicable laws, or if it cannot be construed or deemed amended without, in the determination of the Committee, materially altering the intent of the Plan or the Award, such provision shall be stricken as to such jurisdiction, Person or Award and the remainder of the Plan and any such Award shall remain in full force and effect.

29.      Governing Law.

     The validity, construction and effect of the Plan, of Grant Agreements entered into pursuant to the Plan, and of any rules, regulations, determinations or decisions made by the Board or Committee, relating to the Plan or such Grant Agreements, and the rights of any and all persons having or claiming to have any interest therein or thereunder, shall be determined exclusively in accordance with applicable federal laws and the laws of the State of Delaware without regard to its conflict of laws rules and principles.

30.      Plan Subject to Charter and By-Laws.

     This Plan is subject to the Charter and By-Laws of the Corporation, as they may be amended from time to time.

31.      Effective Date; Termination Date.

     (a) The Plan is effective as of the date on which the Plan was adopted by the Board, subject to approval of the stockholders within twelve months before or after such date. No Award shall be granted under the Plan after the close of business on the day immediately preceding the tenth anniversary of the effective date of the Plan. Subject to other applicable provisions of the Plan, all Awards made under the Plan prior to such termination of the Plan shall remain in effect until such Awards have been satisfied or terminated in accordance with the Plan and the terms of such Awards.

     (b) No option shall be treated as an incentive stock option unless the Plan has been approved by the shareholders of the Corporation in a manner intended to comply with the shareholder approval requirements of Section 422(b)(i) of the Code; provided that any option intended to be an incentive stock option shall not fail to be effective solely on account of a failure to obtain such approval, but rather such option shall be treated as a nonqualified stock option unless and until such approval is obtained.

Foot Notes



1 This number has been revised to give effect to the reorganization transactions described under the caption, "Certain Relationships and Related Transactions - Reorganization Transactions" in the Proxy Statement.



1 This number has been revised to give effect to the reorganization transactions described under the caption, "Certain Relationships and Related Transactions - Reorganization Transactions" in the Proxy Statement.



2 This number gives effect to the reorganization transactions described under the caption "Certain Relationships and Related Transactions - Reorganization Transactions" in the Proxy Statement.

ANTEON INTERNATIONAL CORPORATION
3211 JERMANTOWN ROAD
FAIRFAX, VIRGINIA  22030


                       VOTE BY INTERNET, TELEPHONE OR MAIL
                          24 HOURS A DAY, 7 DAYS A WEEK

Your telephone or internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.

VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site. You will be prompted to enter your 12-digit Control Number which is located below to obtain your records and to create an electronic voting instruction form.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call. You will be prompted to enter your 12-digit Control Number which is located below and then follow the simple instructions the Vote Voice provides you.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Anteon International Corporation, c/o ADP, 51 Mercedes Way, Edgewood, NY 11717.

          If you vote your proxy by Internet or telephone, you do NOT need to mail back your proxy card.






PLEASE MARK, SIGN AND DATE YOUR PROXY CARD AND
RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE


TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: X             ANTEON        KEEP THIS PORTION FOR YOUR RECORDS
--------------------------------------------------------------------------------------------------------------------------------
                                                                                        DETACH AND RETURN THIS PORTION ONLY
                             THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.


ANTEON INTERNATIONAL CORPORATION

The Board of Directors recommends a Vote
FOR Proposals 1, 2 and 3.

Vote on Directors                                   For   Withhold   For All   To withhold authority to vote, mark "For All Except"
                                                    All      All     Except    and write the nominee's number on the line below.
1.  To elect the following four (4) Class 1
    directors (except as noted to the right)
    for a three year term.                           [  ]     [  ]      [  ]     ---------------------------------------------------

Nominees:        01)     Robert A. Ferris
                 02)     William J. Perry
                 03)     General Henry Hugh Shelton, USA (ret.)
                 04)     Thomas J. Tisch

Vote on Proposals                                                                                  For     Against   Abstain

2. To approve and adopt the Amended and Restated Anteon International Corporation
   Omnibus Stock Plan.                                                                              [  ]      [  ]     [  ]

3. To ratify the selection of KPMG LLP as the Company's independent auditors for
   the fiscal year ending December 31, 2003.                                                        [  ]     [  ]      [  ]

4. In their discretion, the proxies are authorized to vote upon such other business
   as may properly come before the Annual Meeting or any adjournment(s) thereof.                    [  ]     [  ]      [  ]

Please sign exactly as your name(s) appear hereon.  When joint tenenants hold shares, both must sign.  Executors, administrators, trustees, guardians, attorneys and corporate officers should add their titles.  If a corporation, please sign in the full corporate by the president or other authorized officer.  If a partnership, please sign in the partnership name by an authorized person.


                                                   Yes   No     Please indicate if you wish to view meeting materials     Yes    No
                                                                electronically via the internet rather than receiving
Please indicate if you plan to attend this meeting [  ] [  ]    a hard copy.  Please note that you will continue to
                                                                receive a proxy card for voting purposes only.            [  ]  [  ]


_________________________________________                   _________________________________________________________
Signature [PLEASE SIGN WITHIN BOX] Date                     Signature (Joint Owners)                          Date

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                           Please date, sign and mail
                    your proxy card back as soon as possible!

                         Annual Meeting of Stockholders
                        ANTEON INTERNATIONAL CORPORATION

                                  May 15, 2003












                 Please Detach and Mail in the Envelope Provided

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                        ANTEON INTERNATIONAL CORPORATION



                          PROXY/VOTING INSTRUCTION CARD

         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF ANTEON INTERNATIONAL CORPORATION FOR THE ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD ON MAY 15, 2003.

     The undersigned, revoking all previous proxies, hereby appoints and authorizes Joseph M. Kampf, Vincent J. Kiernan and Curtis L. Schehr, and each of them as proxies with full power of substitution and resubstitution to represent the undersigned and to vote all shares of Common Stock of Anteon International Corporation (the "Company") which the undersigned is entitled to vote at the Annual Meeting of Stockholders of the Company to be held on May 15, 2003 at 10:00 a.m., local time, at the Hilton McLean Tysons Corner, 7920 Jones Branch Drive, McLean, Virginia 22102, or at any adjournment thereof (the "Meeting"), with all powers which the undersigned would possess if personally present. This proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder. If no direction is given, this proxy will be voted FOR all proposals. Attendance of the undersigned at the Meeting or at any adjournment thereof will not be deemed to revoke this proxy unless the undersigned shall revoke this proxy in writing or shall deliver a subsequently dated proxy to the Secretary of the Company or shall vote in person at the Meeting. In their discretion, the proxies are authorized to vote upon such other matters as may properly come before the Meeting or any adjournment thereof.

           (CONTINUED AND TO BE SIGNED AND DATED ON THE REVERSE SIDE)